UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NexPoint Residential Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 29, 2016

Dear NXRT Stockholder:

You are cordially invited to attend the annual meeting of stockholders of NexPoint Residential Trust, Inc. The meeting will be held on Wednesday, June 15, 2016, beginning at              at              located at              .

Information about the meeting, nominees for the election of directors and the other matters to be voted on at the meeting is presented in the following notice of annual meeting and proxy statement. We hope that you will plan to attend the annual meeting.

It is important that your shares be represented. Whether or not you plan to attend the meeting, please vote using the internet or telephone procedures described on the notice of internet availability of proxy materials or the proxy card or sign, date and promptly mail a proxy card in the provided pre-addressed, postage-paid envelope.

We look forward to seeing you at the meeting on June 15th.

Sincerely,

James Dondero

President and Chairman

NEXPOINT RESIDENTIAL TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 15, 2016

The 2016 annual meeting of stockholders of NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), will be held on June 15, 2016, beginning at              at the              located at              . The meeting will be held for the following purposes:

1.	to elect five directors to serve until the 2017 annual meeting of stockholders;

2.	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016;

3.	to approve an amendment to the Company’s Articles of Amendment and Restatement (the “Charter”) to remove a provision requiring the Company to comply with certain director independence requirements of the Investment Company Act of 1940, as amended (the “1940 Act”);

4.	to approve an amendment to the Company’s Charter to remove a provision requiring that any advisory agreement we enter into comply with certain requirements of the 1940 Act;

5.	to approve an amendment to the Company’s Charter to remove a provision requiring that certain future amendments to our Charter be approved in accordance with the 1940 Act;

6.	to approve the Company’s 2016 Long Term Incentive Plan;

7.	to approve an amendment to the Company’s advisory agreement; and

8.	to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Information concerning the matters to be voted upon at the meeting is set forth in the accompanying proxy statement. We have also provided you or made available to you the Company’s 2015 annual report. Holders of record of the Company’s common stock as of the close of business on April 22, 2016 are entitled to notice of, and to vote at, the meeting.

Your vote is very important. Whether or not you plan to attend the meeting, please vote using the internet or telephone procedures described on the notice of internet availability of proxy materials or the proxy card or sign, date and promptly mail a proxy card in the provided pre-addressed, postage-paid envelope.

If you plan to attend the meeting and will need special assistance or accommodation due to a disability, please describe your needs on the enclosed proxy card.

By Order of the Board of Directors,

Scott Ellington

General Counsel and Secretary

Dallas, Texas

April 29, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2016.

The Company’s Notice of Annual Meeting, Proxy Statement and 2015 Annual Report to Stockholders are available on the internet at www.proxyvote.com.

-i-

NexPoint Residential Trust, Inc.

300 Crescent Court, Suite 700

Dallas, Texas 75201

PROXY STATEMENT

This proxy statement provides information in connection with the solicitation of proxies by the board of directors (the “Board”) of NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), for use at the Company’s 2016 annual meeting of stockholders or any postponement or adjournment thereof (the “Annual Meeting”). This proxy statement also provides information you will need in order to consider and act upon the matters specified in the accompanying notice of annual meeting. A Notice of Internet Availability of Proxy Materials (the “Notice”) and this proxy statement and proxy card, are being mailed to stockholders on or about May 3, 2016.

Record holders of the Company’s common stock as of the close of business on April 22, 2016 are entitled to vote at the Annual Meeting. Each record holder of common stock on that date is entitled to one vote at the Annual Meeting for each share of common stock held. As of April 22, 2016, there were             shares of common stock outstanding.

You cannot vote your shares unless you are present at the Annual Meeting or you have previously given your proxy. You can vote by proxy in one of three convenient ways:

•	by internet: visit the website shown on your Notice or proxy card and follow the instructions; or

•	by telephone: dial the toll-free number shown on your Notice or proxy card and follow the instructions; or

•	in writing: sign, date, and return a proxy card in the provided pre-addressed, postage paid envelope.

You may revoke your proxy at any time prior to the vote at the Annual Meeting by:

•	delivering a written notice revoking your proxy to the Company’s Secretary at the address above;

•	delivering a new proxy bearing a date after the date of the proxy being revoked; or

•	voting in person at the Annual Meeting.

Unless revoked as described above, all properly executed proxies will be voted at the Annual Meeting in accordance with your directions on the proxy. If a properly executed proxy gives no specific instructions, the shares of common stock represented by your proxy will be voted:

•	FOR the election of the five nominees to serve as directors until the 2017 annual meeting of stockholders;

•	FOR the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2016;

•	FOR the approval of an amendment to the Company’s Articles of Amendment and Restatement (the “Charter”) to remove a provision requiring the Company to comply with certain director independence requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Proposed Charter Amendment 1”);

•	FOR the approval of an amendment to the Charter to remove a provision requiring that any advisory agreement we enter into comply with certain requirements of the 1940 Act (“Proposed Charter Amendment 2”);

•	FOR the approval of an amendment to the Charter to remove a provision requiring that certain future amendments to our Charter be approved in accordance with the 1940 Act (“Proposed Charter Amendment 3”);

•	FOR the approval of the Company’s 2016 Long Term Incentive Plan;

•	FOR the approval of an amendment to the Company’s advisory agreement which, among other things, removes provisions requiring compliance with certain provisions of the 1940 Act; and

•	at the discretion of the proxy holders with regard to any other matter that is properly presented at the Annual Meeting.

If you own shares of common stock held in “street name” and you do not instruct your broker how to vote your shares using the instructions your broker provides you, your shares will be voted in the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2016, but not for any other proposal. To be sure your shares are voted in the manner you desire, you should instruct your broker on how to vote your shares.

Holders of a majority of the outstanding shares of the Company’s common stock must be present, either in person or by proxy, to constitute a quorum necessary to conduct the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

The following table sets forth the voting requirements, whether broker discretionary voting is allowed and the treatment of abstentions and broker non-votes for each of the matters to be voted on at the Annual Meeting.

Proposal		Vote Necessary to Approve Proposal	Broker Discretionary Voting Allowed?	Treatment of Abstentions and Broker Non-Votes
No. 1 –	Election of directors	Plurality (that is, the largest number) of all the votes cast	No	Abstentions and broker non-votes are not considered votes cast and will have no effect

No. 2 –	Ratification of the appointment of KPMG	Affirmative vote of a majority of the votes cast	Yes	Abstentions are not considered votes cast and will have no effect

No. 3 –	Approval of Proposed Charter Amendment 1	Affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter (if this standard is met, the 1940 Act voting requirement set forth in the Charter will also be met)	No	Abstentions and broker non-votes will have the effect of a vote cast against the matter

No. 4 –	Approval of Proposed Charter Amendment 2	Affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter (if this standard is met, the 1940 Act voting requirement set forth in the Charter will also be met)	No	Abstentions and broker non-votes will have the effect of a vote cast against the matter

No. 5 –	Approval of Proposed Charter Amendment 3	Affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter (if this standard is met, the 1940 Act voting requirement set forth in the Charter will also be met)	No	Abstentions and broker non-votes will have the effect of a vote cast against the matter

Proposal		Vote Necessary to Approve Proposal	Broker Discretionary Voting Allowed?	Treatment of Abstentions and Broker Non-Votes
No. 6 –	Approval of 2016 Long Term Incentive Plan	Affirmative vote of a majority of the votes cast	No	Abstentions and broker non-votes are not considered votes cast and will have no effect

No. 7 –	Approval of amendment to advisory agreement

Affirmative vote of a “majority of the outstanding voting securities”

A majority of the outstanding voting securities means the lesser of (a) 67% of the shares present, in person or by proxy, at the Annual Meeting and (b) a majority of the outstanding voting securities of the Company

			No	Abstentions and broker non-votes will have the effect of a vote cast against the matter

Additionally, Proposal 5 is conditioned upon the approval of Proposal 3 and Proposal 4. If Proposal 3 and Proposal 4 are not approved, Proposal 5 will not have any effect. Proposal 6 and Proposal 7 are conditioned upon the approval of Proposal 4. If Proposal 4 is not approved, Proposal 6 and Proposal 7 will not have any effect.

Attendance at the Annual Meeting will be limited to stockholders of record and beneficial owners who provide proof of beneficial ownership as of the record date (such as an account statement, a copy of the voting instruction card provided by a broker, bank, trustee, or nominee, or other similar evidence of ownership).

The Company pays the costs of soliciting proxies. We have engaged American Stock Transfer & Trust Company, LLC (“AST”) to serve as our proxy solicitor for the Annual Meeting at a base fee of $         plus reimbursement of reasonable expenses. AST will provide advice relating to the content of solicitation materials, solicit banks, brokers, institutional investors, and hedge funds to determine voting instructions, monitor voting, and deliver executed proxies to our voting tabulator. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of these proxy materials to the beneficial holders and to request instructions for the execution of proxies. The Company may reimburse these persons for their related expenses. Proxies are solicited to provide all record holders of the Company’s common stock an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting in person.

PROPOSAL 1 –

ELECTION OF DIRECTORS

At the Annual Meeting, five directors will be elected to serve one-year terms expiring at our annual stockholders meeting in 2017 and until their respective successors are duly elected and qualified. This section contains information relating to the five director nominees. The director nominees were selected by the Nominating and Corporate Governance Committee and approved by the Board for submission to the stockholders. The nominees for election are Messrs. Dondero, Mitts, Constantino, Kavanaugh and Laffer. All currently serve as directors.

The Board recommends a vote FOR the election of each of the nominees.

Nominees to be elected for terms expiring at the Annual Meeting in 2017

James Dondero, age 53, is the chairman of the Board and has served as a member of the Board since May 2015. Mr. Dondero currently serves as the Company’s President. Mr. Dondero is also the co-founder and president of Highland Capital Management, L.P. (“Highland”), founder and president of NexPoint Advisors, L.P. and chairman of NexBank, an affiliated bank that is majority owned by Mr. Dondero. Highland, NexPoint Advisors, L.P. and NexBank are all affiliates of the Company. Mr. Dondero co-founded Highland in 1993 with Mark Okada. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Highland and its affiliates currently manage approximately $18.3 billion in assets as of December 31, 2015. The Board believes that Mr. Dondero is qualified to serve as one of our directors due to Mr. Dondero’s prior service as a director and his experience as an executive officer.

Brian Mitts, age 45, has served as a member of the Board since September 2014. Mr. Mitts also currently serves as our Chief Financial Officer, Executive VP-Finance and Treasurer. Mr. Mitts joined Highland in February 2007 and currently also serves as the Chief Operations Officer for Highland Capital Management Fund Advisors, L.P. and NexPoint Advisors, L.P. (“NexPoint”) and leads business development for the real estate team, developing new products and exploring new markets. Highland and NexPoint are both affiliates of the Company. Mr. Mitts works closely with the real estate team and is integral in marketing real estate products for Highland and its affiliates. The Board believes that Mr. Mitts is qualified to serve as one of our directors due to Mr. Mitts’ prior service as a director and his experience as an executive officer.

Edward Constantino, age 69, has served as a member of the Board since March 2015. Mr. Constantino has over 40 years of audit, advisory and tax experience working for two major accounting firms, Arthur Andersen LLP and KPMG. Mr. Constantino retired from KPMG in late 2009, where he was an audit partner in charge of the firm’s real estate and asset management businesses. Mr. Constantino is, and since 2010 has been, a member of the Board of Directors of Patriot National Bankcorp and Patriot National Bank. He is also a member of the Board of Directors of ARC Property Trust, Inc. and a member of the Audit Committee of the New York City Housing Authority. Mr. Constantino also serves as a consultant for the law firm Skadden, Arps, Slate, Meagher & Flom LLP. He is a licensed CPA, a member of the American Institute of Certified Public Accountants and a member of the New York State Society of Public Accountants. He is currently a member of the Board of Trustees and the Audit Committee Chairman of St. Francis College in Brooklyn Heights, New York. The Board believes Mr. Constantino is qualified to serve on the Board because of his extensive accounting experience, particularly in the real estate field.

Scott Kavanaugh, age 56, has served as a member of the Board since March 2015. Mr. Kavanaugh is, and since December 2009 has been the CEO of First Foundation Inc. (“FFI”), a California based financial services company. From June 2007 until December 2009, he served as President and Chief Operating Officer of FFI. Mr. Kavanaugh has been the Vice-Chairman of FFI since June 2007. He also is, and since September 2007 has been, the Chairman and CEO of FFI’s wholly owned banking subsidiary, First Foundation Bank. Mr. Kavanaugh was a founding stockholder and served as an Executive Vice President and Chief Administrative Officer and a

member of the board of directors of Commercial Capital Bancorp, Inc., the parent holding company of Commercial Capital Bank, from 1999 until 2003. From 1998 until 2003, Mr. Kavanaugh served as the Executive Vice President and Chief Operating Officer and a director of Commercial Capital Mortgage. From 1993 to 1998, Mr. Kavanaugh was a partner and head of trading for fixed income and equity securities at Great Pacific Securities, Inc., a west coast-based regional securities firm. Mr. Kavanaugh is, and since 2008 has been, a member of the board of directors of Colorado Federal Savings Bank and its parent holding company, Silver Queen Financial Services, Inc. Mr. Kavanaugh also is, and since December 2013 has been, a member of the boards of directors of NexBank SSB and its parent holding company, NexBank Capital, Inc., an affiliate of Highland. From January 2000 until June 2012, Mr. Kavanaugh served as Independent Trustee and Chairman of the Audit Committee, and from June 2012 until December 2013 served as Chairman, of Highland Mutual Funds, a mutual fund group managed by Highland. The Board believes Mr. Kavanaugh is qualified to serve on the Board because of his expertise in investment management and his experience as both an executive officer and a director of multiple companies.

Arthur Laffer, age 75, has served as a member of the Board since May 2015. Dr. Laffer is the founder and chairman of Laffer Associates, an economic research and consulting firm. A former member of President Reagan’s Economic Policy Advisory Board during the 1980s, Dr. Laffer’s economic acumen and influence have earned him the distinction in many publications as The Father of Supply-Side Economics. He has served on several boards of directors of public and private companies, including staffing company MPS Group, Inc., which was sold to Adecco Group for $1.3 billion in 2009. Dr. Laffer was previously a consultant to Secretary of the Treasury William Simon, Secretary of Defense Donald Rumsfeld, and Secretary of the Treasury George Shultz. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget under Mr. Shultz. Additionally, Dr. Laffer was formerly the Distinguished University Professor at Pepperdine University and a member of the Pepperdine Board of Directors. He also served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. The Board believes Dr. Laffer is qualified to serve on the Board because of his expertise in economics and his experience as a director of multiple companies.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

Board of Directors

The Board presently consists of five members, three of whom are non-management directors. Each director serves a one-year term expiring at each annual meeting of stockholders and lasting until his respective successor is duly elected and qualified.

Director Compensation

Directors who are officers of the Company do not receive compensation for their service as directors.

We provide the following compensation for non-management directors:

•	each non-management director receives an annual director’s fee payable in cash equal to $45,000;

•	the chair of the Audit Committee receives an additional annual fee payable in cash equal to $15,000;

•	the chair of the Compensation Committee receives an additional annual fee payable in cash equal to $7,500;

•	the chair of the Nominating and Corporate Governance Committee receives an additional annual fee payable in cash equal to $7,500; and

•	the Lead Independent Director receives an additional annual fee payable in cash equal to $10,000.

We also reimburse directors for all expenses incurred in attending board and committee meetings.

Director Compensation Table

The following table provides information regarding the compensation of our non-management directors for the year ended December 31, 2015.

NAME	FEES EARNED OR PAID IN CASH	TOTAL
James Dondero	$—	$—
Brian Mitts	—	—
Edward Constantino	45,000	45,000
Scott Kavanaugh	46,875	46,875
Arthur Laffer	33,979	33,979

Director Independence

The Board will review at least annually the independence of each director. During these reviews, the Board will consider transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Our Board has determined that each of Edward Constantino, Scott Kavanaugh and Arthur Laffer is independent for New York Stock Exchange (“NYSE”) purposes and would not constitute an “interested person” as defined in the 1940 Act. As required by NYSE, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Corporate Governance

We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act and the rules of the Securities and Exchange Commission (“SEC”) and NYSE.

Based on this review, we have established and adopted charters for the audit committee, compensation committee and nominating and corporate governance committee, as well as corporate governance guidelines and a code of business conduct and ethics applicable to all of our directors, officers and employees.

Our committee charters, code of business conduct and ethics and corporate governance guidelines are available on our website (www.nexpointliving.com) in the Investor Relations section. Copies of these documents are also available upon written request to our Corporate Secretary. We will post information regarding any amendment to, or waiver from, our code of business conduct and ethics on our website in the Investor Relations section.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the best interest of our stockholders and as appropriate to comply with any new SEC or NYSE rules.

Board Leadership Structure and Board’s Role in Risk Oversight

James Dondero, our President, serves as Chairman of the Board. The Board believes that combining these positions is the most effective leadership structure for the Company at this time. As President, Mr. Dondero is involved in day-to-day operations and is familiar with the opportunities and challenges that the Company faces at any given time. With this insight, he is able to assist the Board in setting strategic priorities, lead the discussion of business and strategic issues and translate Board recommendations into Company operations and policies.

The Board has appointed Scott Kavanaugh as its lead independent director. His key responsibilities in this role include:

•	developing agendas for, and presiding over, the executive sessions of the non-management or independent directors;

•	reporting the results of the executive sessions to the Chairman (provided that each director will also be afforded direct and complete access to the Chairman at any such time such director deems necessary or appropriate);

•	presiding over all meetings of the Board at which the Chairman is not present;

•	approving information sent to the Board;

•	approving agendas for meetings of the Board;

•	approving Board meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

•	calling meetings of the independent directors; and

•	if requested by major shareholders, ensuring that he is available for consultation and direct communication.

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks, while the Board, as a whole and through our audit committee, is responsible for overseeing our business and affairs, including overseeing its risk assessment and risk management functions. The

Board has delegated responsibility for reviewing our policies with respect to risk assessment and risk management to our audit committee through its charter. The Board has determined that this oversight responsibility can be most efficiently performed by our audit committee as part of its overall responsibility for providing independent, objective oversight with respect to our accounting and financial reporting functions, internal and external audit functions and systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Our audit committee will regularly report to the Board with respect to its oversight of these areas.

Board Meetings

The Board held four meetings during 2015. Each director serving on the Board in 2015, other than Mr. Dondero, attended at least 75% of the total number of meetings of the Board and committees on which they served during the time they served on the Board. Only two Board meetings were held after Mr. Dondero was appointed to the Board, and Mr. Dondero missed only one of these meetings due to a prior commitment. Under our corporate governance guidelines, each director is expected to devote the time necessary to appropriately discharge his responsibilities and to rigorously prepare for, attend and participate in all Board meetings and meetings of committees on which he serves.

Annual Meetings of Stockholders

The Company’s directors are encouraged to attend our annual meeting of stockholders, but we do not currently have a policy relating to directors’ attendance at these meetings. This will be our first annual meeting of stockholders since we completed our spin-off from NexPoint Credit Strategies Fund (“NHF”) in March 2015 (the “Spin-Off”).

Board Committees

Our Board has four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and a conflicts committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board.

Audit Committee

Our audit committee consists of Mr. Constantino, Mr. Kavanaugh and Dr. Laffer, with Mr. Constantino serving as chair of the committee. The Board has determined that each of Mr. Constantino, Mr. Kavanaugh and Dr. Laffer qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NYSE corporate governance listing standards. The Board has also determined that each of Mr. Constantino, Mr. Kavanaugh and Dr. Laffer is “financially literate” as that term is defined by the NYSE corporate governance listing standards and is independent as defined by NYSE rules and SEC requirements relating to the independence of audit committee members. The audit committee met four times during 2015. Our audit committee charter details the principal functions of the audit committee, including oversight related to:

•	our accounting and financial reporting processes;

•	the integrity of our consolidated financial statements;

•	our systems of disclosure controls and procedures and internal control over financial reporting;

•	our compliance with financial, legal and regulatory requirements;

•	the performance of our internal audit function; and

•	our overall risk assessment and management.

The audit committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The audit committee also prepares the audit committee report required by SEC regulations to be included in our annual proxy statement. A copy of the audit committee charter is available under the Investor Relations section of the Company’s website at www.nexpointliving.com.

Compensation Committee

Our compensation committee consists of Dr. Laffer and Mr. Kavanaugh. The Board has determined that each of Dr. Laffer and Mr. Kavanaugh is independent as defined by NYSE rules and SEC requirements relating to the independence of compensation committee members. The compensation committee met two times during 2015. Our compensation committee charter details the principal functions of the compensation committee, including:

•	reviewing our compensation policies and plans;

•	implementing and administering a long-term incentive plan (if stockholders amend our charter to remove the 1940 Act compliance requirements);

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	producing a report on compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee has the sole authority to retain and terminate compensation consultants to assist in the evaluation of our compensation and the sole authority to approve the fees and other retention terms of such compensation consultants. The committee is also able to retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. A copy of the compensation committee charter is available under the Investor Relations section of the Company’s website at www.nexpointliving.com.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Mr. Kavanaugh. The Board has determined that Mr. Kavanaugh is independent as defined by NYSE rules. The nominating and corporate governance committee met two times during 2015. Our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee, including:

•	identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;

•	developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•	reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•	recommending to the Board nominees for each committee of the Board;

•	annually facilitating the assessment of the Board’s performance, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

•	annually reviewing and making recommendations to the Board regarding revisions to the corporate governance guidelines and the code of business conduct and ethics.

The nominating and corporate governance committee has the sole authority to retain and terminate any search firm to assist in the identification of director candidates and the sole authority to set the fees and other retention terms of such search firms. The committee is also able to retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. A copy of the nominating and corporate governance committee charter is available under the Investor Relations section of the Company’s website at www.nexpointliving.com.

Conflicts Committee

Our conflicts committee consists of all of the independent directors of the Board. The conflicts committee is responsible for:

•	identifying potential conflicts of interest;

•	reviewing specific matters that the Board believes may involve a conflict of interest;

•	evaluating whether our Adviser, NexPoint Real Estate Advisors, L.P., and its affiliates observe appropriate investment allocation and conflict resolution policies; and

•	establishing guidelines for the approval of any transactions involving conflicts of interest.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served as a member of the Board or compensation committee of any related entity that has one or more executive officers serving on our Board or compensation committee.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors and executive officers, who are employees of our Adviser. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code of business conduct and ethics.

A copy of our code of business conduct and ethics is available under the Investor Relations section of the Company’s website at www.nexpointliving.com.

Qualifications for Director Nominees

The nominating and corporate governance committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience required for members of the Board. This assessment includes factors such as judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Director Candidate Recommendations by Stockholders

The nominating and corporate governance committee will review and evaluate any director nominations submitted by stockholders, including reviewing the qualifications of, and making recommendations to the Board regarding, director nominations submitted by stockholders. See “Communications with the Board of Directors” below for additional information on how to submit a director nomination to the Board.

Communications with the Board of Directors

Any stockholder or other interested party who wishes to communicate directly with the Board or any of its members may do so by writing to: Board of Directors, c/o NexPoint Residential Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attn: Corporate Secretary. The mailing envelope should clearly indicate whether the communication is intended for the Board as a group, the non-employee directors or a specific director.

EXECUTIVE OFFICERS

The following sets forth information regarding the executive officers of the Company as of March 10, 2016:

NAME	AGE	POSITIONS
James Dondero	53	President and Chairman of the Board
Brian Mitts	45	Chief Financial Officer, Executive VP-Finance and Treasurer
Matt McGraner	32	Executive VP and Chief Investment Officer
Matthew Goetz	30	Senior VP-Investments and Asset Management
Scott Ellington	44	General Counsel and Secretary

Information regarding Mr. Dondero and Mr. Mitts is included above under “Election of Directors.”

Matt McGraner has served as our Executive VP and Chief Investment Officer since March 2015. Mr. McGraner is also a Managing Director at Highland Capital Management, L.P., an affiliate of NXRT. Mr. McGraner joined Highland in May 2013. With over nine years of real estate, private equity and legal experience, his primary responsibilities are to lead the operations of the real estate platform at Highland, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, private investments and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day from 2011 to 2013, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Prior to Jones Day, Mr. McGraner practiced law at Bryan Cave LLP from 2009 to 2011. Since 2008, Mr. McGraner has led the acquisition of over $1 billion of real estate and advised on $16.3 billion of M&A and private equity transactions. Mr. McGraner also co-founded several small businesses and real estate investment companies before starting his legal career, and served as the director of acquisitions and business development for a commercial real estate investment and development company during law school.

Matthew Goetz has served as our Senior VP-Investments and Asset Management since March 2015. Mr. Goetz is also a Senior Financial Analyst at Highland Capital Management, L.P., an affiliate of NXRT. With over eight years of real estate, private equity and equity trading experience, his primary responsibilities are to asset manage, source acquisitions, manage risk and develop potential business opportunities for Highland, including fundraising, private investments and joint ventures. Before joining Highland Capital Management, L.P. in June 2014, Mr. Goetz was a Senior Financial Analyst in CBRE’s Debt and Structured Finance group from May 2011 to June 2014 where he underwrote over $7 billion and more than 30 million square feet of multifamily, office, and retail commercial real estate. In his time at CBRE, Mr. Goetz and his team closed over $2.5 billion in debt and equity financing. Prior to joining CBRE’s Debt and Structured Finance group, he held roles as an Analyst and Senior Analyst for CBRE’s Recovery and Restructuring Services group from September 2009 to May 2011 where he assisted in the asset management and disposition of over 3,000 real estate owned assets valued at more than $750 million. He also provided commercial real estate consulting services to banks, special servicers, hedge funds, and private equity groups.

Scott Ellington has served as our General Counsel and Secretary since March 2015. Mr. Ellington is also Chief Legal Officer and General Counsel at Highland Capital Management, L.P., an affiliate of NXRT. Prior to joining Highland in May 2007, Mr. Ellington worked as a Real Estate Counsel for Wells Fargo Bank in its Commercial Real Estate Group. Mr. Ellington primarily focused on the due diligence and documentation of commercial real estate credits. Formerly, Mr. Ellington worked from 2002-2004 as Bankruptcy Counsel to Countrywide Financial Corporation.

EXECUTIVE COMPENSATION

We are externally managed by NexPoint Real Estate Advisors, L.P. (our “Adviser”), pursuant to an agreement dated March 16, 2015 (the “Advisory Agreement”), by and among the Company, NexPoint Residential Trust Operating Partnership, L.P. (the “OP”) and our Adviser. Because our Advisory Agreement provides that our Adviser is responsible for managing our affairs, our officers, who are employees of our Adviser, have not received, nor do we expect they will in the future receive, any cash compensation from us for their services as our officers. Instead, we pay our Adviser the fees described below under “Certain Relationships and Related Party Transactions – Our Advisory Agreement.” For the year ended December 31, 2015, we paid $4,288,063 in fees to our Adviser.

We may, subject to stockholder approval of Proposals 4, 6 and 7, compensate our officers and individuals affiliated with our Adviser with equity and equity-based awards or other types of awards in accordance with our Long Term Incentive Plan. For additional information regarding our Long Term Incentive Plan, see “Proposal 6 –Approval of 2016 Long Term Incentive Plan.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions that occurred on or were in effect after January 1, 2015 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

Our Advisory Agreement

We are externally managed by our Adviser pursuant to our Advisory Agreement. Our Adviser was organized on September 5, 2014 and is an affiliate of Highland. Below is a summary of the terms of our Advisory Agreement. Subject to stockholder approval, we intend to amend the terms of our Advisory Agreement after the Annual Meeting. For a description of the proposed amendment to our Advisory Agreement, see “Proposal 7 – Approval of Amendment to Advisory Agreement.”

Duties of Our Adviser

Our Advisory Agreement provides that our Adviser will manage our business and affairs in accordance with the policies and guidelines established by our Board and that our Adviser will be under the supervision of our Board. The agreement requires our Adviser to provide us with all services necessary or appropriate to conduct our business, including the following:

•	locating, presenting and recommending to us real estate investment opportunities consistent with our investment policies, acquisition strategy and objectives, including our conflicts of interest policies;

•	structuring the terms and conditions of transactions pursuant to which acquisitions and dispositions of properties are made;

•	acquiring properties on our behalf in compliance with our investment objectives and strategies;

•	arranging for the financing and refinancing of properties;

•	administering our bookkeeping and accounting functions;

•	serving as our consultant in connection with policy decisions made by our Board, managing our properties or causing our properties to be managed by another party;

•	monitoring our compliance with regulatory requirements, including the Securities Act of 1933 and the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder, NYSE standards and Internal Revenue Code (the “Code”) standards to maintain our status as a real estate investment trust (“REIT”);

•	performing administrative services; and

•	rendering other services as our Board deems appropriate.

Our Adviser is required to obtain the prior approval of our Board in connection with:

•	any investment for which the portion of the consideration paid out of our equity equals or exceeds $50,000,000;

•	any investment that is inconsistent with the publicly disclosed investment guidelines as in effect from time to time, or, if none are then publicly disclosed, as otherwise adopted by the Board from time to time; or

•	any engagement of affiliated service providers on behalf of us or the OP, which engagement terms will be negotiated on an arm’s length basis.

For these purposes, “equity” means our cash on hand, exclusive of the proceeds of any debt financing incurred or to be incurred in connection with the relevant investment.

Our Adviser will be prohibited from taking any action that, in its sole judgment, or the sole judgment of our Board, made in good faith:

•	would adversely affect our qualification as a REIT under the Code, unless the Board had determined that REIT qualification is not in the best interests of us and our stockholders;

•	would subject us to regulation under the 1940 Act, except to the extent that we and our Adviser have undertaken in the Advisory Agreement and our charter to comply with Section 15 of the 1940 Act in connection with the entry into, continuation of, or amendment of the Advisory Agreement or any advisory agreement;

•	is contrary to or inconsistent with our investment guidelines; or

•	would violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over us or our shares of common stock, or otherwise not be permitted by our charter or bylaws.

Management Fee

Our Advisory Agreement requires that we pay our Adviser an annual management fee of 1.00% of our Average Real Estate Assets.

“Average Real Estate Assets” means the average of the aggregate book value of real estate assets before reserves for depreciation or other non-cash reserves, computed by taking the average of the book value of real estate assets at the end of each month (or partial month) (a) for which any fee under the Advisory Agreement is calculated or (b) during the year for which any expense reimbursement under the Advisory Agreement is calculated. Real estate assets is defined broadly in the Advisory Agreement to include, among other things, investments in real estate-related securities and mortgages and reserves for capital expenditures.

In calculating the management fee, we will categorize our Average Real Estate Assets into either “Contributed Assets” or “New Assets.” The management fee on Contributed Assets may not exceed approximately $4.5 million in any calendar year. This cap is intended to limit the fees paid to our Adviser on the Contributed Assets following the Spin-Off to the fees that would have been paid by NHF to its adviser had the Spin-Off not occurred. The management fee on New Assets will not be subject to any maximum amount in any calendar year.

“Contributed Assets” means all of the real estate assets we owned upon the completion of the Spin-Off.

“New Assets” means all of the Average Real Estate Assets other than Contributed Assets.

The management fee will be payable monthly in arrears in cash, unless our Adviser elects, in its sole discretion, to receive all or a portion of such fee in shares of our common stock, subject to the limitations set forth below under “– Limitations on Receiving Shares.” The number of shares issued to our Adviser as payment for the management fee will be equal to the dollar amount of the portion of such fee that is payable in shares divided by the volume-weighted average closing price of shares of our common stock for the ten trading days prior to the end of the month for which such fee will be paid, which we refer to as the fee VWAP. Our Adviser will compute each installment of the management fee as promptly as possible after the end of the month with respect to which such installment is payable. The accrued fees will be payable monthly as promptly as possible after the end of each month during which the Advisory Agreement is in effect. A copy of the computations made by our Adviser to calculate such installment will thereafter, for informational purposes only, promptly be delivered to our Board.

Administrative Fee

Our Advisory Agreement requires that we pay our Adviser an annual administrative fee of 0.20% of the Average Real Estate Assets.

In calculating the administrative fee, we will categorize our Average Real Estate Assets into either Contributed Assets or New Assets. The Administrative Fee on Contributed Assets may not exceed approximately $890,000 in any calendar year. This cap is intended to limit the fees paid to our Adviser on the Contributed Assets following the Spin-Off to the fees that would have been paid by NHF to its adviser had the Spin-Off not occurred. The administrative fee on New Assets will not be subject to any maximum amount in any calendar year.

The administrative fee is payable monthly in arrears in cash, unless our Adviser elects, in its sole discretion, to receive all or a portion of such fee in shares of our common stock, subject to the limitations set forth below under “– Limitations on Receiving Shares.” The number of shares issued to our Adviser as payment for the administrative fee will be equal to the dollar amount of the portion of such fee that is payable in shares divided by the fee VWAP. Our Adviser will compute each installment of the administrative fee as promptly as possible after the end of each month with respect to which such installment is payable. The accrued fees will be payable monthly as promptly as possible after the end of each month during which the Advisory Agreement is in effect. A copy of the computations made by our Adviser to calculate such installment will thereafter, for informational purposes only, promptly be delivered to the Board.

Reimbursement of Expenses

Our Advisory Agreement requires that we reimburse our Adviser for all of its out-of-pocket expenses in performing its services, including legal, accounting, financial, due diligence and other services performed by the Adviser that outside professionals or outside consultants would otherwise perform and will also pay our pro rata share of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Adviser required for our operations (“Adviser Operating Expenses”). Adviser Operating Expenses do not include expenses for the administrative services provided under the Advisory Agreement. We will also reimburse our Adviser for any and all expenses (other than underwriters’ discounts) in connection with an offering, including, without limitation, legal, accounting, printing, mailing and filing fees and other documented offering expenses.

Our Adviser will prepare a statement documenting all expenses incurred during each month, and will deliver such statement to us within 15 business days after the end of each month. Such expenses will be reimbursed by us no later than the 15th business day immediately following the date of delivery of such statement of expenses to us. All expenses payable by us or reimbursable to our Adviser pursuant to the agreement will not be in amounts greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s length basis.

Reimbursement of Adviser Operating Expenses under the Advisory Agreement, administrative fees and the management fees paid to our Adviser will not exceed 1.5% of Average Real Estate Assets per calendar year (or part thereof that the Advisory Agreement is in effect). The cap does not limit the reimbursement by the Company of expenses related to securities offerings paid by the Adviser. The cap also does not apply to legal, accounting, financial, due diligence and other service fees incurred in connection with mergers and acquisitions, extraordinary litigation or other events outside the Company’s ordinary course of business or any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of real estate assets.

Term of the Advisory Agreement

The Advisory Agreement has a term of two years. After the initial two-year period, the Advisory Agreement shall continue in full force and effect so long as the Advisory Agreement is approved at least annually (a) by either the Board or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company and (b) in either event, by the vote of a majority of the directors who would not be “interested persons” (as defined in the 1940 Act) of the Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval, in accordance with Section 15 of the 1940 Act.

The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a “vote of a majority the outstanding voting securities” (as defined in the 1940 Act), or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Amendment

The Advisory Agreement may only be amended, waived, discharged or terminated in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of the Advisory Agreement shall comply with and be approved in accordance with the requirements of Section 15 of the 1940 Act and any applicable rules thereunder, regardless of whether the 1940 Act is otherwise applicable to us.

Limitation on Receiving Shares

The ability of our Adviser to receive shares of our common stock as payment for all or a portion of the management fee and administrative fee due under the terms of our Advisory Agreement will be subject to the following limitations: (a) the ownership of shares of common stock by our Adviser may not violate the ownership limitations set forth in our charter, after giving effect to any exception from such ownership limitations that our Board may grant to our Adviser or its affiliates; and (b) compliance with all applicable restrictions under the U.S. federal securities laws and the NYSE rules. To the extent that payment of any fee in shares of our common stock would result in a violation of the ownership limits set forth in our charter (taking into account any applicable waiver or any restrictions imposed under the U.S. federal securities laws or NYSE rules), all or a portion of such fee payable to our Adviser will be payable in cash to the extent necessary to avoid such violation.

Registration Rights

We entered into a registration rights agreement with our Adviser with respect to any shares of our common stock that our Adviser receives as payment for any fees owed under our Advisory Agreement. These registration rights will require us to file a registration statement with respect to such shares. We agreed to pay all of the expenses relating to registering these securities. The costs associated with registering these securities will not be deducted from the compensation owed to our Adviser.

Liability and Indemnification of Adviser

Under the Advisory Agreement, we are also required to indemnify our Adviser and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding with respect to certain of our Adviser’s acts or omissions.

Other Activities of Adviser and its Affiliates

Our Adviser and its affiliates expect to engage in other business ventures, and as a result, their resources will not be dedicated exclusively to our business. However, pursuant to the Advisory Agreement, our Adviser is required to devote sufficient resources to our administration to discharge its obligations.

Separation and Distribution Agreement

To govern our relationship with NHF after the Spin-Off, the Company, NHF, Freedom REIT, LLC and the OP entered into a Separation and Distribution Agreement on March 11, 2015. The following discussion summarizes the material provisions of the Separation and Distribution Agreement.

Transfer of Assets and Assumption of Liabilities

The Separation and Distribution Agreement identified the assets transferred, liabilities assumed and contracts assigned to each of us and NHF as part of the Spin-Off. Except as expressly set forth in the Separation and Distribution Agreement or any other transaction agreements, all assets were transferred on an “as is,” “where is” basis and the respective transferees bear the economic and legal risks that (a) any conveyance will prove to be insufficient to vest in the transferee good title, free and clear of any security interest, and (b) any necessary consents or governmental approvals were not obtained or that any requirements of laws or judgments were not complied with.

The Distribution

The Separation and Distribution Agreement provided for the consummation of the Spin-Off through a pro rata distribution to holders of NHF common shares of one share of our common stock per three common shares of NHF.

Tax Matters

The Separation and Distribution Agreement governs NHF’s and the Company’s respective rights, responsibilities and obligations with respect to taxes, including with respect to the filing of tax returns, the administration of tax contests and assistance and cooperation on tax matters.

Releases

Except as otherwise provided in the Separation and Distribution Agreement or any other transaction agreements, each party released and forever discharged the other party and its respective subsidiaries and affiliates from all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the separation from NHF. The releases do not extend to or amend obligations or liabilities under any agreements between the parties that remain in effect following the separation.

Indemnification

In addition, the Separation and Distribution Agreement provided for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of NHF’s business with NHF. Specifically, each party will indemnify, defend and hold harmless the other party, its affiliates and subsidiaries and its officers, directors, employees and agents for any losses arising out of or otherwise in connection with the liabilities that each such party assumed or retained pursuant to the Separation and Distribution Agreement and the other transaction agreements.

Insurance

The Separation and Distribution Agreement provided for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the distribution and sets forth procedures for the administration of insured claims. In addition, the Separation and Distribution Agreement allocated between the parties the right to proceeds and the obligation to incur certain deductibles under certain insurance policies. The Separation and Distribution Agreement also provides that NHF will obtain, subject to the terms of the agreement, certain directors and officers insurance policies to apply against certain pre-separation claims, if any.

Dispute Resolution

The Separation and Distribution Agreement contained provisions that govern, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between NHF and us related to the Spin-Off. These provisions contemplated that efforts will be made to resolve disputes, controversies and claims by escalation of the matter to senior management or other mutually agreed representatives of and NHF and us. If such efforts are not successful, either we or NHF may submit the dispute, controversy or claim to binding alternative dispute resolution, subject to the provisions of the Separation and Distribution Agreement.

Other Matters

Other matters governed by the Separation and Distribution Agreement included access to financial and other information and confidentiality.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides that, subject to limited exceptions, and among other things, we will indemnify the director or executive officer to the fullest extent permitted by law for claims arising in his or her capacity as our director or officer.

Relationship with NexBank

We do our normal banking with NexBank, an affiliate of our Adviser, on market terms. The fees we paid for these services in 2015 were less than $120,000.

Related Party Transactions Policy

The Board has adopted a Related Party Transaction Policy for the review, approval or ratification of any related person transaction. This policy provides that all related party transactions must be reviewed and approved by the disinterested members of the Audit Committee. The term “related party transaction” refers to any transaction, arrangement or relationship (including charitable contributions and including any series of similar transactions, arrangements or relationships) with the Company in which any Related Party (as defined below) has a direct or indirect material interest, other than: (a) transactions available to employees generally; (b) transactions involving less than $50,000 when aggregated with all related or similar transactions, except if receipt of any amount would result in a director no longer being considered independent under NYSE rules or would disqualify a director from serving as a member of a committee of the Board; (c) transactions involving compensation or indemnification of executive officers and directors duly authorized by the Board or an authorized Board committee; (d) transactions involving reimbursement for routine expenses in accordance with Company policy; and (e) purchases of any products on terms generally available to third parties.

For the purposes of our Related Party Transaction Policy, “Related Parties” include:

•	directors (and nominees for director) and executive officers of the Company;

•	immediate family members of such directors, nominees for director and executive officers, including an individual’s spouse, parents, step-parents, children, step-children, siblings, mothers- and fathers-in law, sons- and daughters-in law, brothers- and sisters-in law and other persons (except tenants or employees) who share such individual’s household;

•	our Adviser;

•	a stockholder owning in excess of five percent of the Company’s voting securities or an immediate family member of such a stockholder; or

•	an entity which is owned or controlled by any of the above persons.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

The following is a discussion of certain of our investment, financing and other policies. These policies have been determined by the Board and, in general, may be amended and revised from time to time at the discretion of the Board without notice to or a vote of our stockholders. We intend to disclose any changes in our investment policies in our next required periodic report.

If the Board determines that additional funding is required, we may raise such funds through additional offerings of equity or debt securities or the retention of cash flow (subject to provisions in the Code concerning distribution requirements and the taxability of undistributed REIT taxable income) or a combination of these methods. In the event that the Board determines to raise additional equity capital, it has the authority, without stockholder approval, to issue additional common stock or preferred stock in any manner and on such terms and for such consideration as it deems appropriate, at any time.

We may in the future offer equity or debt securities in exchange for property and repurchase or otherwise reacquire our shares. We intend to borrow money in the ordinary course of business to leverage our business model and acquire additional multifamily properties.

We may in the future, subject to gross income and asset tests necessary for REIT qualification, invest in securities of other REITs, other entities engaged in real estate activities or securities of other issuers. We may make such investments for the purpose of exercising control over such entities.

We will engage in the purchase and sale of investments.

We may in the future make loans to third parties in the ordinary course of business for investment purposes in connection with the sale of one or more of our properties.

We do not expect to underwrite the securities of other issuers.

We intend to make available to our stockholders our annual reports including our audited financial statements. We are subject to the information reporting requirements of the Exchange Act. Pursuant to those requirements, we are required to file annual and periodic reports, proxy statements and other information, including audited financial statement with the SEC.

Our Board may change any of these policies without prior notice to, or a vote of, our stockholders.

Investment Policies

We invest in real estate or interests in real estate.

We may in the future invest in real estate mortgages, securities of or interests in persons primarily engaged in real estate activities or investments in other securities.

Investments in Real Estate or Interests in Real Estate

We conduct all of our investment activities through the OP. Our investment objectives are to maximize the cash flow and value of our properties, acquire properties with cash flow growth potential, provide quarterly cash distributions and achieve long-term capital appreciation for our stockholders through increases in the value of our properties. Consistent with our policy to acquire assets for both income and capital gain, we intend to hold all or a majority interest in the properties in our portfolio for investment with a view to long-term appreciation, to engage in the business of directly or indirectly acquiring, owning, operating and selectively developing well-

located Class A and B multifamily properties in large cities and suburban submarkets of large cities primarily in the Southeastern and Southwestern United States and to make occasional sales of the properties consistent with our investment objectives. We have not established a specific policy regarding the relative priority of these investment objectives.

We currently invest primarily in multifamily properties. Future investment or development activities will not be limited to any geographic area, property type or to a specified percentage of our assets. While we may diversify in terms of property locations, size and market, we do not have any limit on the amount or percentage of our assets that may be invested in any one property or any one geographic area. We intend to engage in such future investment activities in a manner that is consistent with the maintenance of our status as a REIT for U.S. federal income tax purposes. Accordingly, certain investments we make may be made through a taxable REIT subsidiary. In addition, we may purchase or lease apartments or other types of properties for long-term investment, expand and improve the properties we presently hold all or a majority interest in or other acquired properties, or sell such properties, in whole or in part, when circumstances warrant.

We may also participate with third parties in property ownership, through joint ventures, funds or other types of co-ownership. We also may acquire real estate or interests in real estate in exchange for the issuance of common stock, units, preferred stock or options to purchase stock. These types of investments may permit us to own interests in larger assets without unduly restricting our diversification and, therefore, provide us with flexibility in structuring our portfolio. We will not, however, enter into a joint venture or other partnership arrangement to make an investment that would not otherwise meet our investment policies.

Equity investments in acquired properties may be subject to existing mortgage financing and other indebtedness or to new indebtedness which may be incurred in connection with acquiring or refinancing these properties. We will not have a limitation on the number or amount of mortgages which may be placed on any one piece of property. Investments are also subject to our policy not to fall within the definition of an “investment company” under the 1940 Act, by relying on the exclusion provided in Section 3(c)(5)(C) of the 1940 Act, which excludes a real estate program from the definition of an investment company if it is primarily engaged in “purchasing or acquiring … interests in real estate.”

Dispositions. We may dispose of some of our properties if, based upon management’s periodic review of our properties, the Board determines that such action would be in the best interests of us and our stockholders.

Financings and Leverage Policy. In the future, we anticipate using a number of different sources to finance our acquisitions, developments and operations, including, but not limited to, cash flows from operations, asset sales, seller financing, issuance of debt securities, private financings (such as bank credit facilities, which may or may not be secured by our assets), property-level mortgage debt, common or preferred equity issuances or any combination of these sources, to the extent available to us, or other sources that may become available from time to time. Any debt that we incur may be recourse or non-recourse and may be secured or unsecured. We also may take advantage of joint venture or other partnering opportunities as such opportunities arise in order to acquire properties that would otherwise be unavailable to us or if we believe joint ventures or other partnering structures are more favorable to us compared with owning the properties outright. We may use the proceeds of our borrowings to acquire assets, to refinance existing debt or for general corporate purposes.

Although we are not required to maintain any particular leverage ratio, we intend, when appropriate, to employ prudent amounts of leverage and to use debt as a means of providing additional funds to make investments, to refinance existing debt or for general corporate purposes. We expect to use leverage conservatively, assessing the appropriateness of new equity or debt capital based on market conditions, including prudent assumptions regarding future cash flow, the creditworthiness of residents and future rental rates. Our charter and bylaws do not limit the amount of debt that we may incur and there are no limits on the amount of leverage we may use. The Board has not adopted a policy limiting the total amount of debt that we may incur.

The Board will consider a number of factors in evaluating the amount of debt that we may incur. Our decision to use leverage in the future to finance our assets will be at our discretion and will not be subject to the approval of our stockholders, and we are not restricted by our governing documents or otherwise in the amount of leverage that we may use.

Lending Policies. We do not have a policy limiting our ability to make loans to other persons. We may consider offering purchase money financing in connection with the sale of properties where the provision of that financing will increase the value to be received by us for the property sold. We also may make loans to joint ventures in which we participate. Any loan we make will be consistent with maintaining our status as a REIT.

Equity Capital Policies. To the extent that the Board determines to obtain additional capital, we may issue debt or equity securities, including additional units or senior securities of our operating partnership, retain earnings (subject to provisions in the Code requiring distributions of income to maintain REIT qualification) or pursue a combination of these methods. As long as our operating partnership is in existence, we will generally contribute the proceeds of all equity capital raised by us to our operating partnership in exchange for additional interests in our operating partnership, which will dilute the ownership interests of the limited partners in our operating partnership.

Existing stockholders will have no preemptive rights to common or preferred stock or units issued in any securities offering by us, and any such offering might cause a dilution of a stockholder’s investment in us. Although we have no current plans to do so, we may in the future issue shares of common stock or units in connection with acquisitions of property.

We may, under certain circumstances and subject to there being funds legally available, purchase shares of our common stock or other securities in the open market or in private transactions with our stockholders, provided that those purchases are approved by the Board. Any repurchases of shares of our common stock or other securities would only be taken in conformity with applicable federal and state laws and the applicable requirements for qualification as a REIT.

Real Estate-Related Debt and Securities

We may allocate up to approximately 30% of our portfolio to investments in real estate-related debt and securities with the potential for high current income or total returns. These allocations may include first and second mortgages, subordinated, bridge, mezzanine, construction and other loans, as well as debt securities related to or secured by real estate and common and preferred equity securities, which may include securities of other REITs or real estate companies. Subject to the provisions of our charter, some of these investments may be made in connection with other programs sponsored, managed or advised by our affiliates, including our Adviser.

Material Actual and Potential Conflicts of Interest

The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of our Adviser, its clients and its affiliates, but is not intended to be an exhaustive list of all such conflicts. The scope of the activities of the affiliates of our Adviser and the funds and clients advised by affiliates of our Adviser may give rise to conflicts of interest or other restrictions and/or limitations that cannot be foreseen or mitigated at this time.

Advisory Agreement

Under our Advisory Agreement, our Adviser or its affiliates are entitled to fees that are structured in a manner intended to provide incentives to our Adviser to perform in our best interests and in the best interests of our stockholders. However, because our Adviser is entitled to receive substantial compensation regardless of performance, our Adviser’s interests are not wholly aligned with those of our stockholders. In that regard, our

Adviser could be motivated to recommend riskier or more speculative investments that would entitle our Adviser to the highest fees. For example, because management fees payable to our Adviser are based on the total assets of the Company, including any form of leverage, our Adviser may have an incentive to incur a high level of leverage or to acquire properties on less than favorable terms in order to increase the total amount of assets under management. In addition, our Adviser’s ability to receive higher fees and reimbursements depends on our continued investment in real properties. Therefore, the interest of our Adviser and its affiliates in receiving fees may conflict with the interest of our stockholders in earning income on their investment in our common stock.

Externally managed REITs may also have conflicts of interest with their advisers that are not common with self-managed REITs. These conflicts as they relate to us and our Adviser are discussed in the following sections. Our Adviser is registered with the SEC as an investment adviser under the Advisers Act. Accordingly our Adviser is required to update and disclose its conflicts of interest in filings with the SEC.

Other Accounts and Relationships

As part of their regular business, our Adviser, its affiliates and their respective officers, directors, trustees, stockholders, members, partners and employees and their respective funds and investment accounts (collectively, the “Related Parties”) hold, purchase, sell, trade or take other related actions both for their respective accounts and for the accounts of their respective clients, on a principal or agency basis, subject to applicable law including Section 206(3) of the Advisers Act, with respect to loans, securities and other investments and financial instruments of all types. The Related Parties also provide investment advisory services, among other services, and engage in private equity, real estate and capital markets-oriented investment activities. The Related Parties will not be restricted in their performance of any such services or in the types of debt, equity, real estate or other investments which they may make. The Related Parties may have economic interests in or other relationships with respect to investments made by us. In particular, the Related Parties may make and/or hold an investment, including investments in securities, that may compete with, be pari passu, senior or junior in ranking to an, investment, including investments in securities, made and/or held by us or in which partners, security holders, members, officers, directors, agents or employees of such Related Parties serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships may result in restrictions on transactions by us and otherwise create conflicts of interest for us. In such instances, the Related Parties may in their discretion make investment recommendations and decisions that may be the same as or different from those made with respect to our investments. In connection with any such activities described above, the Related Parties may hold, purchase, sell, trade or take other related actions in securities or investments of a type that may be suitable for us. The Related Parties will not be required to offer such securities or investments to us or provide notice of such activities to us. In addition, in managing our portfolio, our Adviser may take into account its relationship or the relationships of its affiliates with obligors and their respective affiliates, which may create conflicts of interest. Furthermore, in connection with actions taken in the ordinary course of business of our Adviser in accordance with its fiduciary duties to its other clients, our Adviser may take, or be required to take, actions which adversely affect our interests.

The Related Parties have invested and may continue to invest in investments that would also be appropriate for us. Such investments may be different from those made on our behalf. Neither our Adviser nor any Related Party has any duty, in making or maintaining such investments, to act in a way that is favorable to us or to offer any such opportunity to us, subject to our Adviser’s allocation policy set forth below. The investment policies, fee arrangements and other circumstances applicable to such other parties may vary from those applicable to us. Our Adviser and/or any Related Party may also provide advisory or other services for a customary fee with respect to investments made or held by us, and neither we nor our stockholders shall have any right to such fees. Our Adviser and/or any Related Party may also have ongoing relationships with, render services to or engage in transactions with other clients, including NexPoint Multifamily Realty Trust, Inc. and other REITs, who make investments of a similar nature as we do, and with companies whose securities or properties are acquired by us and may own equity or debt securities issued by our joint ventures. In connection with the foregoing activities our Adviser and/or any Related Party may from time to time come into possession of material nonpublic information that limits the ability of our Adviser to effect a transaction for us, and our investments may be constrained as a consequence of our Adviser’s inability to use such information for advisory purposes or otherwise to effect transactions that otherwise may have been initiated on behalf of its clients, including us. In addition, officers or affiliates of our Adviser and/or Related Parties may possess information relating to our joint ventures that is not known to the individuals at our Adviser responsible for monitoring our joint ventures and performing the other obligations under the Advisory Agreement.

The Related Parties currently provide services to NexPoint Multifamily Realty Trust, Inc. and may in the future provide services to other REITs or funds that compete with us for similar investments.

Although the professional staff of our Adviser will devote as much time to us as our Adviser deems appropriate to perform its duties in accordance with the Advisory Agreement and in accordance with reasonable commercial standards, the staff may have conflicts in allocating its time and services among us and our Adviser’s or any Related Parties’ other accounts. The Advisory Agreement places restrictions on our Adviser’s ability to buy and sell investments for us. Accordingly, during certain periods or in certain circumstances, our Adviser may be unable as a result of such restrictions to buy or sell investments or to take other actions that it might consider to be in the best interests of us and our stockholders.

The directors, officers, employees and agents of the Related Parties, and our Adviser may, subject to applicable law, serve as directors (whether supervisory or managing), officers, employees, partners, agents, nominees or signatories, and receive arm’s length fees in connection with such service, for us or any Related Party, or for any of our joint ventures or any affiliate thereof, and neither us nor our stockholders shall have the right to any such fees.

The Related Parties serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of other investment funds managed by our Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or the best interests of our stockholders. We may compete with other entities managed by our Adviser and its affiliates for capital and investment opportunities.

There is no limitation or restriction on our Adviser or any of its Related Parties with regard to acting as investment manager (or in a similar role) to other parties or persons. This and other future activities of our Adviser and/or its Related Parties may give rise to additional conflicts of interest. Such conflicts may be related to obligations that our Adviser or its affiliates have to other clients.

Subject to prior approval of our Board, certain Related Parties, including NexBank SSB and Governance Re among others, may provide banking, agency, insurance and other services to us and our operating affiliates for customary fees, and neither us, nor our subsidiaries will have a right to any such fees.

Allocation of Investment Opportunities

In addition, the Related Parties may, from time to time, be presented with investment opportunities that fall within our investment objectives and the investment objectives of other clients, funds or other investment accounts managed by the Related Parties, and in such circumstances, the Related Parties expect to allocate such opportunities among us and such other clients, funds or other investment accounts on a basis that the Related Parties determine in good faith is appropriate taking into consideration such factors as the fiduciary duties owed to us and such other clients, funds or other investment accounts, our primary mandates and the primary mandates of such other clients, funds or other investment accounts, the capital available to us and such other clients, funds or other investment accounts, any restrictions on investment, the sourcing of the transaction, the size of the transaction, the amount of potential follow-on investing that may be required for such investment and our other investments and the other investments of such other clients, funds or other investment accounts, the relation of such opportunity to our investment strategy and the strategy of such other clients, funds or other investment accounts, reasons of portfolio balance and any other considerations deemed relevant by the Related Parties in good faith. Our Adviser allocates investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies and (2) the requirements of the Advisers Act. Our Adviser seeks to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to us fairly or equitably in the short-term or over time and there can be no assurance that we will be able to participate in all such investment opportunities that are suitable for us.

Cross Transactions and Principal Transactions

As further described below, our Adviser may effect client cross-transactions where our Adviser causes a transaction to be effected between us and another client advised by our Adviser or any of its affiliates. Our Adviser may engage in a client cross-transaction involving us any time that our Adviser believes such transaction to be fair to us and the other client of our Adviser or its affiliates in accordance with our Adviser’s internal written cross-transaction policies and procedures.

As further described below, our Adviser may effect principal transactions where we may make and/or hold an investment, including an investment in securities, in which our Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law and with our Adviser’s internal written policies and procedures for principal transactions, which may include our Adviser obtaining our consent and approval prior to engaging in any such principal transaction between us and our Adviser or its affiliates.

Our Adviser may direct us to acquire or dispose of investments in cross trades between us and other clients of our Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, we may make and/or hold an investment, including an investment in securities, in which our Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by us may enhance the profitability of our Adviser’s own investments in such companies. Moreover, we and our operating affiliates may invest in assets originated by, or enter into loans, borrowings and/or financings with our Adviser or its affiliates, including but not limited to NexBank, including in primary and secondary transactions with respect to which the Adviser or a Related Party may receive customary fees from the applicable issuer, and neither we nor our subsidiaries shall have the right to any such fees. In each such case, our Adviser and such affiliates may have a potentially conflicting division of loyalties and responsibilities with respect to us and the other parties to such investment. Under certain circumstances, our Adviser and its affiliates may determine that it is appropriate to avoid such conflicts by selling an investment at a fair value that has been calculated pursuant to our Adviser’s valuation procedures to another fund managed or advised by our Adviser or such affiliates. In addition, our Adviser may enter into agency cross-transactions where it or any of its affiliates acts as a broker for us and for the other party to the transaction, to the extent permitted under applicable law. Our Adviser may obtain our written consent as provided herein if any such transaction requires the consent of the Board, including a majority of independent directors, under Section 206(3) of the Advisers Act.

Participation in Creditor Committees, Underwriting and Other Activities

Our Adviser and/or its Related Parties may participate in creditors or other committees with respect to the bankruptcy, restructuring or workout of our joint ventures. In such circumstances, our Adviser may take positions on behalf of itself or Related Parties that are adverse to our interests.

Our Adviser and/or its Related Parties may act as an underwriter, arranger or placement agent, or otherwise participate in the origination, structuring, negotiation, syndication or offering of investments purchased by us. Such transactions are on an arm’s-length basis and may be subject to arm’s-length fees. There is no expectation for preferential access to transactions involving investments that are underwritten, originated, arranged or placed by our Adviser and/or its Related Parties and neither we nor our stockholders shall have the right to any such fees.

Material Non-Public Information

There are generally no ethical screens or information barriers among our Adviser and certain of its affiliates of the type that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. If our Adviser, any of its personnel or its affiliates were to receive material non-public information about an investment or issuer, or have an interest in causing us to acquire a particular investment, our Adviser may be prevented from causing us to purchase or sell such asset due to internal restrictions imposed on our Adviser. Notwithstanding the maintenance of certain internal controls relating to the management of material non-public information, it is possible that such controls could fail and result in our Adviser, or one of its investment professionals, buying or selling an asset while, at least constructively, in possession of material non-public information. Inadvertent trading on material non-public information could have adverse effects on our Adviser’s reputation, result in the imposition of regulatory or financial sanctions, and as a consequence, negatively impact our Adviser’s ability to perform its investment management services to us. In addition, while our Adviser and certain of its affiliates currently operate without information barriers on an integrated basis, such entities could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, our Adviser’s ability to operate as an integrated platform could also be impaired, which would limit our Adviser’s access to personnel of its affiliates and potentially impair its ability to manage our investments.

Other Benefits to Our Adviser

In addition to the compensation provided to our Adviser by the Advisory Agreement and any long-term incentive plan that stockholders may adopt, our Adviser may also receive reputational benefits from the Spin-Off and our future growth through capital-raising transactions and acquisitions. Our Adviser also has an incentive to raise capital and cause us to acquire additional real estate assets, which would then contribute to the uncapped portion of the management fee and administrative fee. The reputational benefit to our Adviser from the successful Spin-Off and our future growth could assist our Adviser and its affiliates in pursuing other real estate investments. These investments could be made through other entities managed by our Adviser or its affiliates, and there can be no assurance that we will be able to participate in all such investment opportunities.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The tables below set forth the beneficial ownership information of our common stock as of March 10, 2016 for:

•	each person known to us to be the beneficial owner of more than 5% of our shares of common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of the persons and entities listed on the table is the address of our Adviser’s office, 300 Crescent Court, Suite 700, Dallas, Texas 75201. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned, subject to applicable community property laws.

Beneficial ownership and percentage of beneficial ownership is based on 21,293,824 of our common stock outstanding at March 10, 2016. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 10, 2016 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.

Directors and Named Executive Officers

NAME	BENEFICIALLY OWNED	PERCENT OF CLASS
5% Stockholders:
Highland (1)	3,405,899.127	15.8%
BlackRock, Inc. (2)	1,118,579	5.3%
Executive Officers and Directors
James Dondero (1)	3,405,899.127	16%
Brian Mitts	8,159.16	*
Matt McGraner (3)	23,534.173	1.1%
Matthew Goetz	6,180.44	*
Scott Ellington	1,792	*
Edward Constantino	7,360	*
Scott Kavanaugh	—	*
Arthur Laffer	15,000	*
All Directors and Executive Officers as a group (8 persons) (4)	3,460,424.9	16.2%

*	Indicates ownership of less than 1%.
(1)	Highland, James D. Dondero and Nancy Marie Dondero have sole voting power, shared voting power, sole dispositive power and shared dispositive power as follows:

Name of Reporting Person	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Highland Capital Management, L.P.	473,507.36	1,119,487.08	473,507.36	1,119,487.08
James D. Dondero	23,031.52	3,405,899.127	23,031.52	3,405,899.127
Nancy Marie Dondero	1,735,027.98	7,500	1,735,027.98	7,500

The shares held by Highland are held both directly and indirectly through advised accounts. Mr. Dondero is the President and the director of Strand Advisors, Inc., Highland’s general partner, and may be deemed to be an indirect beneficial owner of the shares held by Highland. Mr. Dondero disclaims beneficial ownership of such shares. The shares held by Mr. Dondero are held both directly and indirectly through Highland (as described in the previous sentence), an employee benefit plan and a trust. Also included are shares that Mr. Dondero has the right to acquire beneficial ownership of that are held by a trust for which he does not serve as trustee. The shares held by Ms. Dondero are held by a trust of which she is the trustee. Ms. Dondero is the sister of Mr. Dondero.

(2)	Based on a Schedule 13G filed on January 28, 2016 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting and dispositive power with respect to 1,118,579 shares of our common stock. The address for BlackRock is 55 East 52nd Street, New York, New York 10055.
(3)	Mr. McGraner has sole voting and dispositive power with respect to 16,034.173 shares of our common stock and shared voting and dispositive power with respect to 7,500 shares of our common stock.
(4)	In computing the aggregate number of shares beneficially owned and the aggregate percentage ownership by all directors and executive officers as a group, 7,500 shares deemed to be beneficially owned by both Mr. Dondero and Mr. McGraner have not been counted twice.

AUDIT COMMITTEE REPORT

The audit committee reviewed and discussed with both management and the Company’s independent registered public accounting firm, KPMG, the audited financial statements of the Company for the year ended December 31, 2015 prior to their issuance. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as currently in effect. The audit committee also discussed with its independent registered public accounting firm matters relating to its independence and received the written disclosures and letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence.

Taking all of these reviews and discussions into account, all of the audit committee members, whose names are listed below, recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Members of the Audit Committee

Edward Constantino (Chair)	Scott Kavanaugh	Arthur Laffer

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of its equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2015, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were in compliance with Section 16(a).

PROPOSAL 2 –

RATIFICATION OF APPOINTMENT OF

KPMG LLP AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

The audit committee has appointed KPMG as the Company’s independent registered public accounting firm for 2016. The Board is asking stockholders to ratify this appointment. SEC regulations and the NYSE listing requirements require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the audit committee. However, the Board considers the selection of an independent registered public accounting firm to be an important matter to stockholders. Accordingly, the Board considers a proposal for stockholders to ratify this appointment to be an opportunity for stockholders to provide input to the audit committee and the Board on a key corporate governance issue.

Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Selection. KPMG served as the Company’s independent registered public accounting firm for 2015 and has been selected by the audit committee to serve as the Company’s independent registered public accounting firm for 2016.

Audit and Non-Audit Fees. The following table presents fees for audit services rendered by KPMG for the audit of the Company’s annual financial statements for 2015 and 2014, and fees billed for other services rendered by KPMG.

	YEARS ENDED
	DECEMBER 31, 2015	DECEMBER 31, 2014
Audit Fees (1)	$655,000	$723,577
Audit-Related Fees	0	0
Tax Fees (2)	64,000	0

Total	$738,500	$723,577

(1)	Includes fees for audits of our annual financial statements, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including reviews of documents filed with the SEC.
(2)	Tax fees relate to professional services rendered for tax compliance, tax return review and preparation and related tax advice.

Pursuant to the charter of the audit committee, the audit committee is responsible for the oversight of our accounting, reporting and financial practices. The audit committee has the responsibility to select, appoint, engage, oversee, retain, evaluate and terminate our external auditors; pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to us by our external auditors; and establish the fees and other compensation to be paid to our external auditors.

The audit committee has adopted a policy to pre-approve all audit and permitted non-audit services provided by our principal independent accountants. All audit and non-audit services for 2015 were pre-approved by the audit committee.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

PROPOSAL 3 –

APPROVAL OF PROPOSED CHARTER AMENDMENT 1

Overview

We are asking our stockholders to vote to approve an amendment to the Company’s Charter to remove a provision requiring the Company to comply with certain director independence requirements of the 1940 Act (“Proposed Charter Amendment 1”).

In March of 2015, we completed the Spin-Off from NHF to become a separate public company. NHF, as a registered closed-end investment company, is governed by the 1940 Act, and as a condition of obtaining exemptive relief from the SEC to permit the Spin-Off, we agreed to adopt provisions in our Charter that required us to comply with Section 15 of the 1940 Act as if we were an investment company registered under the 1940 Act. Now that the Spin-Off is complete, the Board, including a majority of directors who are “Independent Directors” as defined in the Charter, believe it is advisable and in the best interests of the Company to remove these provisions. This will allow our governance and management to more closely resemble that of other externally-managed REITs, which are not subject to similar investment company restrictions.

Description of Proposed Charter Amendment 1

Proposed Charter Amendment 1 deletes the third paragraph of Section 5.1 of the Charter, which reads: “The Corporation’s Board of Directors will be comprised by a majority of Independent Directors. The definition of ‘Independent Director’ will include any director who would not be an ‘interested person’ of the Corporation as defined in the Investment Company Act of 1940, as amended (the ‘1940 Act’).”

This will have the effect of removing the requirement that a majority of the Board satisfy the independence standards of the 1940 Act.

Since, as a result of the Spin-Off, we are no longer governed by the 1940 Act, we believe the requirements of the third paragraph of Section 5.1 are unnecessary. Further, we believe this change is advisable because the Board is subject to the independence requirements of the Exchange Act and NYSE rules.

The general description of Proposed Charter Amendment 1 set forth above is qualified in its entirety by reference to the text of the proposed Articles of Amendment and Restatement (the “Revised Charter”), a copy of which is attached hereto as Appendix A. The Revised Charter attached hereto as Appendix A is marked to show the modifications to the current Charter proposed to be made by Proposal 3, Proposal 4 and Proposal 5.

If this proposal is approved, we plan to effect the amendment through an amendment and restatement of the Charter pursuant to Maryland law.

The Board, including a majority of the directors who are “Independent Directors” as defined in the Charter, recommends a vote FOR the approval of Proposed Charter Amendment 1.

PROPOSAL 4 –

APPROVAL OF PROPOSED CHARTER AMENDMENT 2

Overview

We are asking our stockholders to vote to approve an amendment to the Company’s Charter to remove a provision requiring that any advisory agreement we enter into comply with certain requirements of the 1940 Act (“Proposed Charter Amendment 2”).

In March of 2015, we completed the Spin-Off from NHF to become a separate public company. NHF, as a registered closed-end investment company, is governed by the 1940 Act, and as a condition of obtaining exemptive relief from the SEC to permit the Spin-Off, we agreed to adopt provisions in our Charter that required us to comply with Section 15 of the 1940 Act as if we were an investment company registered under the 1940 Act. Now that the Spin-Off is complete, the Board, including a majority of directors who are “Independent Directors” as defined in the Charter, believe it is advisable and in the best interests of the Company to remove these provisions. This will allow our governance and management to more closely resemble that of other externally-managed REITs, which are not subject to similar investment company restrictions.

Description of Proposed Charter Amendment 2

Proposed Charter Amendment 2 deletes Section 5.9.2. of the Charter, which reads: “Stockholder Approval. The Corporation may not enter into an investment advisory agreement unless that agreement complies with, and has been approved in compliance with, Section 15 of the 1940 Act, and any applicable rules thereunder or published guidance of the Securities and Exchange Commission or its staff. Any investment advisory agreement will have an initial term of up to two years, and will continue thereafter only if such continuance is approved in accordance with Section 15 of the 1940 Act.”

This will have the effect of removing the requirement that any investment advisory agreement that we enter into comply and be adopted in accordance with Section 15 of the 1940 Act.

We believe this change is advisable because it will allow us a greater degree of flexibility in negotiating the terms of our relationship with our Adviser. Additionally, this will allow us to make employees of our Adviser eligible to participate in the Long Term Incentive Plan, aligning their interests more closely with those of our stockholders.

The general description of Proposed Charter Amendment 2 set forth above is qualified in its entirety by reference to the text of the Revised Charter attached hereto as Appendix A. The Revised Charter attached hereto as Appendix A is marked to show the modifications to the current Charter proposed to be made by Proposal 3, Proposal 4 and Proposal 5.

If this proposal is approved, we plan to effect the amendment through an amendment and restatement of the Charter pursuant to Maryland law.

The Board, including a majority of the directors who are “Independent Directors” as defined in the Charter, recommends a vote FOR the approval of Proposed Charter Amendment 2.

PROPOSAL 5 –

APPROVAL OF PROPOSED CHARTER AMENDMENT 3

Overview

We are asking our stockholders to vote to approve an amendment to the Company’s Charter to remove a provision requiring that certain future amendments to our Charter be approved in accordance with the 1940 Act (“Proposed Charter Amendment 3”).

In March of 2015, we completed the Spin-Off from NHF to become a separate public company. NHF, as a registered closed-end investment company, is governed by the 1940 Act, and as a condition of obtaining exemptive relief from the SEC to permit the Spin-Off, we agreed to adopt provisions in our Charter that required us to comply with Section 15 of the 1940 Act as if we were an investment company registered under the 1940 Act. Now that the Spin-Off is complete, the Board, including a majority of directors who are “Independent Directors” as defined in the Charter, believe it is advisable and in the best interests of the Company to remove these provisions. This will allow our governance and management to more closely resemble that of other externally-managed REITs, which are not subject to similar investment company restrictions.

Description of Proposed Charter Amendment 3

Proposed Charter Amendment 3 deletes the fifth and sixth sentences of Article VIII of the Charter, which read: “Any amendment to Section 5.9, the third paragraph of Section 5.1 or to this sentence of the Charter shall be valid only if declared advisable and approved by a majority of the Board of Directors as well as by a majority of the Independent Directors and approved by the affirmative vote of holders of a majority of the outstanding voting securities. For purposes of the preceding sentence, ‘a majority of the outstanding voting securities’ means (a) 67% or more of the voting securities present at the applicable meeting if the holders of a majority of the outstanding voting securities of the Corporation are present or represented by proxy or (b) a majority of the outstanding voting securities of the Corporation, whichever is less in the case of (a) and (b).” In addition, references to the third paragraph of Section 5.1 and Section 5.9 in Article VIII of the Charter will also be deleted as part of Proposed Charter Amendment 3.

This will have the effect of removing the requirement that certain amendments to the Charter be approved by directors satisfying the independence standards of the 1940 Act and by a “majority of the outstanding voting securities” as defined in the 1940 Act.

We believe this change is advisable because the deletion of Section 5.9.2 and the third paragraph of Section 5.1, as contemplated by Proposal 3 and Proposal 4, respectively, renders this provision of the Charter unnecessary. In certain circumstances, the “majority of the outstanding voting securities” requirement could also conflict with the minimum vote required for charter amendments under Maryland law.

The general description of Proposed Charter Amendment 3 set forth above is qualified in its entirety by reference to the text of the Revised Charter attached hereto as Appendix A. The Revised Charter attached hereto as Appendix A is marked to show the modifications to the current Charter proposed to be made by Proposal 3, Proposal 4 and Proposal 5.

If this proposal is approved, we plan to effect the amendment through an amendment and restatement of the Charter pursuant to Maryland law.

Condition for Effectiveness of Proposal 5

This Proposal 5 is conditioned upon the approval of Proposal 3 and Proposal 4. If Proposal 3 and Proposal 4 are not approved, this Proposal 5 will not have any effect.

The Board, including a majority of the directors who are “Independent Directors” as defined in the Charter, recommends a vote FOR the approval of Proposed Charter Amendment 3.

PROPOSAL 6 – APPROVAL OF THE 2016 LONG TERM INCENTIVE PLAN

Overview

We are asking our stockholders to approve the NexPoint Residential Trust, Inc. 2016 Long Term Incentive Plan, which we refer to as the 2016 LTIP. On March 7, 2016, upon recommendation by the Compensation Committee, the Board unanimously approved and adopted, subject to the approval of the Company’s stockholders at the Annual Meeting, the 2016 LTIP.

The Board is recommending that the Company’s stockholders vote in favor of the 2016 LTIP. The 2016 LTIP affords the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers, other key employees and non-employee directors of the Company, as well as among certain non-employees who provide employee-type services, including employees of our Adviser.

If the 2016 LTIP is approved by stockholders, it will be effective as of the day of the Annual Meeting. If the 2016 LTIP is not approved by our stockholders, no awards will be made under the 2016 LTIP.

Our principal reason for adopting the 2016 LTIP is to obtain stockholder approval of the shares of our common stock, par value $0.01 per share, available for awards under the 2016 LTIP. Stockholder approval of the 2016 LTIP is also intended to constitute approval of the material terms for “qualified performance-based compensation” under the 2016 LTIP for purposes of Section 162(m) of the Code. As long as our executive officers are employed by our Advisor, we will not make any awards that satisfy the requirements of Section 162(m). If we employ our executive officers, however, the terms of our awards would likely change. Section 162(m) of the Code generally disallows a deduction for certain compensation paid to our President and certain other executive officers in a taxable year to the extent that compensation to a covered employee exceeds $1 million for such year. However, some types of compensation, including “qualified performance-based compensation” under Section 162(m) of the Code, are not subject to the deduction limit if the compensation satisfies the requirements of Section 162(m) of the Code. The deduction limit does not apply to compensation paid under a stockholder approved plan that meets certain requirements for “qualified performance-based compensation” under Section 162(m) of the Code. While we believe it is in the best interests of the Company and our stockholders to have the ability to potentially grant “qualified performance-based compensation” under Section 162(m) of the Code under the 2016 LTIP, we may decide to grant compensation to covered employees that will not qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “qualified performance-based compensation” for purposes of Section 162(m) of the Code under the 2016 LTIP, we cannot guarantee that such compensation will so qualify or ultimately will be deductible by us.

Generally, compensation attributable to stock options, appreciation rights and other performance-based awards may be deemed to qualify as “qualified performance-based compensation” under Section 162(m) of the Code if: (a) the grant is made by a committee of outside directors for purposes of Section 162(m) of the Code; (b) the plan under which the award is granted states the maximum number of shares with respect to which share-based awards and the maximum amount of cash awards that may be granted to any individual during a specified period of time; and (c) the amount of compensation an individual may receive under the awards is based solely on the achievement of one or more pre-established performance goals which incorporate business criteria approved by stockholders (or, in the case of stock options or appreciation rights, the increase in the value of the shares after the date of grant). Stockholder approval of this Proposal 6 is intended to satisfy the stockholder approval requirements under Section 162(m) of the Code.

We are seeking stockholder approval of the material terms for “qualified performance-based compensation” under the 2016 LTIP, including the performance measures and applicable individual grant limits under the 2016

LTIP, as well as the individuals eligible to receive awards under the 2016 LTIP, to have the flexibility to potentially grant awards under the 2016 LTIP that may be fully deductible for federal income tax purposes. If our stockholders approve the material terms for “qualified performance-based compensation” under the 2016 LTIP, assuming that all other Section 162(m) requirements are met, we may be able to obtain tax deductions with respect to awards issued under the 2016 LTIP to our Section 162(m) executive officers without regard to the limitations of Section 162(m) through the 2021 Annual Meeting of Stockholders (in other words, for five years).

The actual text of the 2016 LTIP is attached to this proxy statement as Appendix B. The following description of the 2016 LTIP is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix B.

Why We Recommend That You Vote for Proposal 6

The 2016 LTIP authorizes the Compensation Committee to provide equity-based compensation in the form of stock options, appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), performance shares, performance units, dividend equivalents and certain other awards denominated or payable in, or otherwise based on shares of our common stock, factors that may influence the value of our shares, limited partnership interests in the OP, and cash incentive awards, for the purpose of providing our officers, and other key employees, and those of our subsidiaries, our non-employee directors, and certain non-employees who perform employee-type functions, including employees of our Adviser, incentives and rewards for performance. Some of the key features of the 2016 LTIP that reflect our commitment to effective management of equity and incentive compensation are set forth below.

We believe our future success depends in part on our ability to attract, motivate and retain high quality employees, non-employee service providers and directors and that the ability to provide equity-based and incentive-based awards under the 2016 LTIP is critical to achieving this success. We believe we would be at a competitive disadvantage if we could not use share-based awards to recruit and compensate our employees, non-employee service providers and directors.

The use of shares of our common stock will also be important to our continued success because equity-based awards link compensation with long-term stockholder value creation and reward participants based on the Company’s performance. Because our equity awards will generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of shares of our common stock. Our equity compensation program also will help us to attract and retain talent in a highly competitive market, targeting individuals who are motivated by pay-for-performance.

HIGHLIGHTS OF OUR 2016 EQUITY AND INCENTIVE COMPENSATION PLAN

•	The 2016 LTIP places specific limits on the number of shares subject to awards that can be granted under the 2016 LTIP to individuals during a fiscal year.

•	The 2016 LTIP places a specific dollar limit on the aggregate value of awards that can be granted under the 2016 LTIP to our non-employee directors during a fiscal year.

•	The 2016 LTIP does not utilize so-called “liberal” share counting.

•	The 2016 LTIP prohibits granting discounted stock options and stock appreciation rights.

•	The 2016 LTIP prohibits stock option or stock appreciation rights repricing.

•	The 2016 LTIP has no evergreen features.

•	All awards under the 2016 LTIP will generally be subject to “double-trigger” vesting upon a change in control.

•	Awards under the 2016 LTIP will generally be subject to a minimum one-year vesting period, subject to certain exceptions described in the 2016 LTIP.

•	The 2016 LTIP does not provide for any tax “gross-ups” for excise taxes payable in connection with a change in control.

•	Our agreements with participants will require that awards be subject to certain forfeiture and clawback arrangements.

•	The 2016 LTIP will generally be administered by our independent Compensation Committee.

The following includes information regarding the potential overhang and dilution that would result if our proposed share pool under the 2016 LTIP is approved. As of                     , 2016, there were              shares of our common stock outstanding.

We propose that              shares of our common stock be available for awards under the 2016 LTIP, which represents about                  percent of the outstanding shares of our common stock. This percentage reflects the simple dilution of our stockholders that would occur if the 2016 LTIP is approved.

Based on the closing price on the New York Stock Exchange for shares of our common stock on                     , 2016 of $         per share, the aggregate market value as of                 , 2016 of the new              shares of our common stock requested under the 2016 LTIP was $         .

In determining the number of shares to request for approval under the 2016 LTIP, our management team worked with the Compensation Committee to evaluate a number of factors including criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the 2016 LTIP.

If the 2016 LTIP is approved, we intend to utilize the shares authorized under the 2016 LTIP to incentivize key individuals through equity grants. We currently anticipate that the shares requested in connection with the approval of the 2016 LTIP will last for about          years, based on our expected grant rates and the approximate current share price, but could last for a shorter period of time if actual practice does not match our expected rates or our share price changes materially. As noted in “Summary of Other Material Terms of the 2016 LTIP” below, our Compensation Committee would retain full discretion under the 2016 LTIP to determine the number and amount of awards to be granted under the 2016 LTIP, subject to the terms of the 2016 LTIP, and future benefits that may be received by participants under the 2016 LTIP are not determinable at this time, except with respect to certain grants that are expected to be made immediately following the Annual Meeting (as described below).

We recognize that equity compensation awards dilute stockholder equity, so we have carefully planned for our equity incentive compensation program. Our equity compensation practices are intended to be competitive and consistent with market practices.

In evaluating this Proposal 6, stockholders should consider all of the information in this Proposal 6.

2016 LTIP Highlights

Administration. The 2016 LTIP will generally be administered by the Compensation Committee.

Reasonable 2016 LTIP Limits. Subject to adjustment as described in the 2016 LTIP, total awards under the 2016 LTIP are limited to              shares, plus any shares added into or recycled under the 2016 LTIP as described below.

The 2016 LTIP also provides that, subject to adjustment as described in the 2016 LTIP:

•	the aggregate number of shares of our common stock actually issued or transferred upon the exercise of incentive stock options (“ISOs”) will not exceed shares of our common stock;

•	no participant will be granted stock options and/or SARs, in the aggregate, for more than shares of our common stock during any calendar year;

•	no participant will be granted awards of restricted shares, RSUs, performance shares and/or other stock-based awards that are Qualified Performance-Based Awards (as defined below), in the aggregate, for more than shares of our common stock during any calendar year;

•	no participant in any calendar year will receive an award of performance units and/or other awards payable in cash that are Qualified Performance-Based Awards, having an aggregate maximum value as of their respective grant dates in excess of ;

•	no participant in any calendar year will receive a cash incentive award that is a Qualified Performance-Based Award having an aggregate maximum value in excess of $ ;

•	no non-employee director will be granted, in any period of one calendar year, awards under the 2016 LTIP having an aggregate maximum value in excess of $ ; and

•	up to 5% of the maximum number of shares of our common stock available for awards under the 2016 LTIP may be used for awards that do not comply with the applicable one-year minimum vesting requirements (further described below) applicable to such awards at grant.

A “Qualified Performance-Based Award” is any cash incentive award or award of performance shares, performance units, restricted shares, restricted stock units, or Other Awards (as defined below), granted to certain “covered employees” (as defined in Section 162(m) of the Code) that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. “Covered Employees” for this purpose will not include employees of our Adviser.

Allowances for Conversion Awards and Assumed Plans. Shares of our common stock issued or transferred under awards granted under the 2016 LTIP in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted shares, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other 2016 LTIP limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2016 LTIP, under circumstances further described in the 2016 LTIP, but will not count against the aggregate share limit or other 2016 LTIP limits described above.

Limited Share Recycling Provisions. If any award granted under the 2016 LTIP is cancelled or forfeited, expires or is settled for cash (in whole or in part), the shares of our common stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, again be available for issuance under the 2016 LTIP. The following shares of our common stock will not be added (or added back, as applicable) to the aggregate share limit under the 2016 LTIP: (a) shares withheld by us in payment of the exercise price of an option; (b) shares tendered or otherwise used in payment of an option’s exercise price; (c) shares withheld by us or tendered or otherwise used to satisfy tax withholding obligations; and (d) shares that are repurchased by us with stock option proceeds. If a participant elects to give up the right to receive compensation in exchange for shares of our common stock based on fair market value, such shares of our common stock will not count against the aggregate number of shares available under the 2016 LTIP.

Minimum Vesting Periods/Double-Trigger Change in Control. The 2016 LTIP provides that, except for awards under which up to an aggregate of 5% of the maximum number of shares of our common stock available under the 2016 LTIP may be granted:

•

Time-based restrictions on stock options, SARs, restricted shares, RSUs and other share-based awards may not lapse solely by the passage of time sooner than after one year, unless the Compensation Committee specifically provides for those restrictions to lapse sooner, including (a) by virtue of the retirement, death or disability of a participant or (b) in the event of a change in control only where either (1) within a specified period of time a participant is involuntarily terminated for reasons other than for cause or terminates his or her employment or service for good reason or (2) such awards are not assumed or converted into replacement awards in a manner described in the applicable award agreement (we refer to any change in control satisfying these conditions as a “double-trigger change in control”); and

•	Restrictions on stock options, SARs, restricted shares, RSUs and other share-based awards that lapse upon the achievement of management objectives may not lapse sooner than after one year, and the performance period for performance shares and performance units must be at least one year, unless the Compensation Committee specifically provides for earlier lapse or modification, including by virtue of the retirement, death or disability of a participant or a double-trigger change in control.

No Repricing Without Stockholder Approval. The repricing of options and SARs (outside of certain corporate transactions or adjustment events described in the 2016 LTIP) granted under the 2016 LTIP is prohibited without stockholder approval.

Change in Control Definition. The 2016 LTIP includes a definition of “change in control,” which is set forth below.

Other Features.

•	The 2016 LTIP also provides that, except with respect to converted, assumed or substituted awards as described in the 2016 LTIP, no stock options or SARs will be granted with an exercise or base price less than the fair market value of shares of our common stock on the date of grant; and

•	The 2016 LTIP is designed to allow awards made under the 2016 LTIP to be Qualified Performance-Based Awards.

Section 162(m)

As discussed above, one reason for submitting this Proposal 6 to stockholders is to obtain stockholder approval of the material terms for “qualified performance-based compensation” under the 2016 LTIP for purposes of Section 162(m) of the Code. Such stockholder approval is expected to enable us to structure certain awards so that they may be able to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

In particular, the 2016 LTIP includes a list of performance measures upon which the Compensation Committee must condition a grant or vesting of a Qualified Performance-Based Award pursuant to the 2016 LTIP, which measures are as follows (including relative or growth achievement regarding such metrics):

•	Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit – these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

•	Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity; total shareholder return; stock price appreciation);

•	Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio); and

•	REIT Operating Metrics (e.g., funds from operations, adjusted funds from operations, funds from operations per share, adjusted funds from operations per share, net operating income; same store results, growth in rent or units rented, goals relating to acquisition or divestitures).

In addition to the performance measures, the 2016 LTIP also includes individual grant limits for equity or incentive awards that can be granted pursuant to the 2016 LTIP, as further described above under the heading “2016 LTIP Highlights.”

Section 162(m) of the Code will not apply to awards granted under the 2016 LTIP to employees of our Adviser, and thus we do not expect to grant Qualified Performance-Based Awards to our executive officers at this time. However, if the Company’s management team is internalized at a future date, Qualified Performance-Based Awards may be granted under the 2016 LTIP to our management team members at that time.

Summary of Other Material Terms of the 2016 LTIP

Administration. The 2016 LTIP will generally be administered by the Compensation Committee (or its successor), or any other committee of the Board designated by the Board to administer the 2016 LTIP. References to the “Committee” in this Proposal 6 refer to the Compensation Committee or such other committee designated by the Board, as applicable. The Committee may from time to time delegate all or any part of its authority under the 2016 LTIP to any subcommittee thereof. Any interpretation, construction and determination by the Committee of any provision of the 2016 LTIP, or of any agreement, notification or document evidencing the grant of awards under the 2016 LTIP, will be final and conclusive. To the maximum extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers, or to one or more agents or advisors of the Company, such administrative duties or powers as it deems advisable. In addition, the Committee may by resolution, subject to certain restrictions set forth in the 2016 LTIP, authorize one or more officers of the Company to (a) designate employees to be recipients of awards under the 2016 LTIP, and (b) determine the size of such awards. However, the Committee may not delegate such responsibilities to officers for awards granted to certain employees who are subject to the reporting requirements of Section 16 of the Exchange Act or subject to Section 162(m) of the Code.

Eligibility. Any person who is selected by the Committee to receive awards under the 2016 LTIP and who is at that time an officer, service provider or other employee of the Company or any of its subsidiaries (including a person who has agreed to commence serving in such capacity within 90 days of the date of grant) or director is eligible to participate in the 2016 LTIP. In addition, certain persons who provide services to the Company or any of its subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the Form S-8 definition of “employee”), including employees of our Adviser, and non-employee directors of the Company, may also be selected to participate in the 2016 LTIP. As of                 , 2016, there were approximately five employees of our Adviser and three directors expected to participate in the 2016 LTIP.

Shares Available for Awards under the 2016 LTIP. Subject to adjustment as described in the 2016 LTIP, the number of shares of our common stock available under the 2016 LTIP for awards of:

•	Stock options or SARs;

•	Restricted shares;

•	RSUs;

•	Performance shares or performance units;

•	Other stock-based awards under the 2016 LTIP; or

•	dividend equivalents paid with respect to awards granted under the 2016 LTIP;

shall be, in the aggregate,             shares of our common stock plus any shares of our common stock that become available under the 2016 LTIP as a result of forfeiture, cancellation, expiration, or cash settlement of awards (which we refer to as the “Available Shares”).

Other Share Limits Under the 2016 LTIP. The 2016 LTIP also includes certain other share limits, as described above under “2016 LTIP Highlights.”

Up to 5% of the maximum number of shares of our common stock available for awards under the 2016 LTIP, as may be adjusted pursuant to the 2016 LTIP, may be used for awards that do not comply with the applicable one-year minimum vesting requirements for such awards at grant.

Share Counting. The aggregate number of shares of our common stock available for under the 2016 LTIP will be reduced by one share for every one share subject to an award granted under the 2016 LTIP. If any award granted under the 2016 LTIP is cancelled or forfeited, expires or is settled for cash (in whole or in part), the shares of our common stock subject to the award will, to the extent of such cancellation, forfeiture, expiration or cash settlement, again be available under the 2016 LTIP.

The 2016 LTIP further provides that the following shares of our common stock will not be added (or added back, as applicable) to the aggregate number of shares of our common stock available under the 2016 LTIP: (a) shares of our common stock withheld, tendered or otherwise used by us in payment of the exercise price of a stock option granted under the 2016 LTIP; (b) shares of our common stock withheld by us or tendered or otherwise used to satisfy a tax withholding obligation, (c) shares of our common stock subject to a SAR that are not actually issued in connection with the settlement of the SAR upon exercise; and (d) shares of our common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options granted under the 2016 LTIP. In addition, if under the 2016 LTIP a participant has elected to give up the right to receive compensation in exchange for shares of our common stock based on fair market value, such shares of our common stock will not count against the aggregate number of shares of our common stock available under the 2016 LTIP.

Shares of our common stock issued or transferred pursuant to awards granted under the 2016 LTIP in substitution for or in conversion of, or in connection with the assumption of, awards held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries will not count against the share limits under the 2016 LTIP. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2016 LTIP, but will not count against the share limits under the 2016 LTIP.

Types of Awards Under the 2016 LTIP. Pursuant to the 2016 LTIP, the Company may grant stock options (including “incentive stock options” as defined in Section 422 of the Code (or “ISOs”)), SARs, restricted shares, restricted stock units, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock.

Each grant of an award under the 2016 LTIP will be evidenced by an award agreement or agreements which will contain such terms and provisions as the Committee may determine, consistent with the 2016 LTIP. A brief description of the types of awards which may be granted under the 2016 LTIP is set forth below.

Stock Options. A stock option is a right to purchase shares of our common stock upon exercise of the stock option. Stock options granted under the 2016 LTIP may consist of either an ISO, a non-qualified stock option that does not comply with the requirements applicable to an ISO, or a combination of both. Incentive Stock Options may only be granted to employees of the Company or certain of our related corporations and thus may not be granted to our executive officers who are employed by our Adviser. Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, Incentive Stock Options and non-qualified stock options must have an exercise price per share that is not less than the fair market value of a share on the date of grant. The term of a stock option may not extend more than ten years after the date of grant.

Each grant of a stock option will specify the applicable terms of the stock option, including the number of shares of our common stock subject to the stock option and the applicable vesting and forfeiture provisions. However, no grant of stock options may become exercisable sooner than after one year. A grant of stock options may provide for the earlier exercise of the stock options, including in the event of retirement, death or disability of the participant or in the event of a double-trigger change in control of the Company (as described below).

Any grant of stock options may specify management objectives that must be achieved as a condition to the exercise of the stock options. In addition, each grant will specify the form of consideration to be paid in satisfaction of the exercise price, which may include: (a) cash or check acceptable to the Company, or wire transfer of immediately available funds; (b) the actual or constructive transfer to the Company of shares of our common stock owned by the participant (or certain other consideration permitted under the 2016 LTIP) with a value at the time of exercise that is equal to the total exercise price; (c) subject to any conditions or limitations established by the Committee, by a net exercise arrangement pursuant to which the Company will withhold shares of our common stock otherwise issuable upon exercise of a stock option; (d) by a combination of the foregoing methods; and (e) such other methods as may be approved by the Committee. To the extent permitted by law, any grant may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. Stock options granted under the 2016 LTIP may not provide for dividends or dividend equivalents.

SARs. The 2016 LTIP provides for the grant of SARs. A SAR is a right to receive from us an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price and the value of our shares of our common stock on the date of exercise.

Each grant of a SAR will be evidenced by an award agreement which specifies the applicable terms and conditions of such award, including any vesting and forfeiture provisions. However, no grant of SARs may be exercisable sooner than after one year. A grant of SARs may provide for earlier exercise, including in the case of retirement, death or disability of the participant or upon a double-trigger change in control of the Company (as described below). Any grant of SARs may specify management objectives that must be achieved as a condition of the exercise of such SARs. A SAR may be paid in cash, shares of our common stock or any combination thereof. Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of SARs held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, the base price of a SAR may not be less than the fair market value of a share of our common stock on the date of grant. The term of a SAR may not extend more than ten years from the date of grant.

SARs granted under the 2016 LTIP may not provide for dividends or dividend equivalents.

Restricted Shares. Restricted shares constitute an immediate transfer of the ownership of shares of our common stock to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer determined by the Committee for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. Each such grant or sale of restricted shares may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of our common stock on the date of grant. If the elimination of the restrictions is based solely on the passage of time, the period of time will be no shorter than one year.

Any grant of restricted shares may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to the restricted shares, but restrictions that vest upon the achievement of management objectives may not terminate sooner than after one year. Any grant of restricted shares may require that any or all dividends or distributions paid on restricted shares that remain subject to a substantial risk of forfeiture be automatically deferred and reinvested in additional restricted shares, which may be subject to the same restrictions as the underlying restricted shares. However, dividends or other distributions on restricted shares with restrictions that lapse as a result of the achievement of management objectives will be deferred until and paid contingent upon the achievement of the applicable management objectives. Each grant of restricted shares will be evidenced by an award agreement which specifies the applicable terms and conditions of such award, including any vesting and forfeiture provisions.

Any grant or sale of restricted shares may provide for the earlier termination of restrictions on such restricted shares, including in the event of retirement, death or disability of the participant or upon a double-trigger change in control of the Company (as described below), except in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a change in control of the Company) where such early termination would cause the award to fail to so qualify.

Restricted Stock Units. Restricted stock units awarded under the 2016 LTIP constitute an agreement by the Company to deliver shares of our common stock, cash, or a combination thereof, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction period as the Committee may specify. Each grant or sale of restricted stock units may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value of shares of our common stock on the date of grant. During the restriction period applicable to restricted stock units, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the shares of our common stock underlying the restricted stock units and no right to vote them. Rights to dividend equivalents may be extended to and made part of any restricted stock unit award at the discretion of and on the terms determined by the Committee, on a current, deferred or contingent basis, either in cash or in additional shares of our common stock, but dividend equivalents or other distributions on shares of our common stock under the restricted stock units with restrictions that lapse as a result of the achievement of management objectives will be deferred until and paid contingent upon the achievement of the applicable management objectives. Each grant of a restricted stock unit award will be evidenced by an award agreement which specifies the applicable terms and conditions of such award, including any vesting and forfeiture provisions. Each grant of restricted stock units will specify that the amount payable with respect to such restricted stock units will be paid in cash, shares of our common stock, or a combination of the two.

The restriction period applicable to any grant of restricted stock units may not terminate sooner than after one year. Any grant or sale of restricted stock units may provide for the earlier lapse or other modification of the restriction period, including in the event of retirement, death or disability of the participant or upon a double-trigger change in control of the Company (as described below), except in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a change in control of the Company) where such early lapse or modification would cause the award to fail to so qualify.

Cash Incentive Awards, Performance Shares, and Performance Units. Performance shares, performance units and cash incentive awards may also be granted to participants under the 2016 LTIP. A performance share is a bookkeeping entry that records the equivalent of one share of our common stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to cash incentive awards, being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors. However, no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a change in control of the Company) where it would result in the loss of the otherwise available exemption under Section 162(m) of the Code.

These awards, when granted under the 2016 LTIP, become payable to participants upon the achievement of specified management objectives and upon such terms and conditions as the Committee determines at the time of grant. Each grant may specify with respect to the management objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of performance shares or performance units, or the amount payable with respect to cash incentive awards, that will be earned if performance is at or above the minimum or threshold level, or is at or above the target level but falls short of maximum achievement. Each grant will specify the time and manner of payment of cash incentive awards, performance shares or performance units that have been earned, and any grant may further specify that any such amount may be paid or settled by the Company in cash, shares of our common stock, restricted shares, restricted stock units or any combination thereof. Any grant of performance shares may provide for the payment of dividend equivalents in cash or in additional shares of our common stock, subject to deferral and payment on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid. Each grant of performance shares, performance units or cash incentive awards will be evidenced by an award agreement which specifies the applicable terms and conditions of such award, including any vesting and forfeiture provisions.

The performance period with respect to a cash incentive award, performance share, or performance unit will be a period of time (in the case of a performance share or performance unit, not less than one year) determined by the Committee on the grant date. The performance period may be subject to earlier lapse or modification, including in the event of retirement, death or disability of the participant or upon a double trigger change in control of the Company (as described below), except in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a change in control of the Company) where it would result in the loss of the otherwise available exemption under Section 162(m) of the Code.

Other Awards. The Committee may grant such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, factors that may influence the value of such shares of our common stock, or limited partnership interests in the OP, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units or any other factors designated by the Committee, awards valued by reference to the book value of shares of our common stock or the value of securities of, or the performance of the subsidiaries, affiliates or other business units of the Company, and awards that are membership interests in a subsidiary. The terms and conditions of any such awards will be determined by the Committee. Shares of our common stock delivered under an award in the nature of a purchase right granted under the 2016 LTIP will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of our common stock, other awards, notes or other property, as the Committee determines.

In addition, the Committee may grant cash awards, as an element of or supplement to any other awards granted under the 2016 LTIP. The Committee may also grant shares of our common stock as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the 2016 LTIP or under other plans or compensatory arrangements, subject to terms determined by the Committee in a manner that complies with Section 409A of the Code.

If the earning or vesting of, or elimination of restrictions applicable to, Other Awards is based only on the passage of time rather than the achievement of management objectives, the period of time will be no shorter than one year. If the earning or vesting of, or elimination of restrictions applicable to, Other Awards is based on the achievement of management objectives, the earning, vesting or restriction period may not terminate sooner than after one year. Any grant of an Other Award may provided for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, or disability of the participant or upon certain qualifying events following a change in control of the Company (as described below), except in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a change in control of the Company) where it would result in the loss of the otherwise available exemption under Section 162(m) of the Code.

“Double-Trigger” Accelerated Vesting upon Change in Control. The 2016 LTIP includes “double-trigger” acceleration provisions with respect to the vesting of awards in connection with a change in control of the Company. Under the 2016 LTIP, the vesting of awards will accelerate in connection with a change in control only where either (a) within a specified period the participant’s service is involuntarily terminated for reasons other than for cause or the participant terminates his or her employment or service for good reason or (b) the award is not assumed or converted into a replacement award in a manner described in the award agreement.

The 2016 LTIP includes a definition of “change in control.” In general, except as may be otherwise prescribed by the Committee in any award agreement, a change of control will be deemed to have occurred if: (a) individuals who constitute the Board on the effective date of the 2016 LTIP cease for any reason to constitute at least a majority of the Board, unless their replacements are approved as described in the 2016 LTIP (subject to certain exceptions described in the 2016 LTIP); (b) a person or group becomes the beneficial owner of 35% or more of the then-outstanding shares of our common stock or the combined voting power of our then-outstanding securities entitled to vote generally in the election of directors, subject to certain exceptions; (c) the Company closes a reorganization, merger, consolidation, significant sale or purchase of assets or other similar transaction resulting in a substantial change in its ownership or leadership, in each case which causes the persons or groups who are the beneficial owners of 35% or more of the then-outstanding shares of our common stock or the combined voting power of our then-outstanding securities entitled to vote generally in the election of directors to cease to be such beneficial owners of the entity resulting from such transaction, in substantially the same proportions of ownership as immediately prior to such transaction, as further described in the 2016 LTIP; (d) the Company’s stockholders approve its complete liquidation or dissolution; or (e) the Adviser is terminated.

Management Objectives; Qualified Performance Based Awards. The 2016 LTIP permits the Company to grant both Qualified Performance-Based Awards and awards that are not intended to be Qualified Performance-Based Awards, and provides that any of the awards set forth above may be granted subject to the achievement of specified management objectives.

Management objectives are defined as the measurable performance objective or objectives established pursuant to the 2016 LTIP for participants who have received grants of performance shares, performance units or cash incentive awards or, when so determined by the Committee, stock options, appreciation rights, restricted shares, restricted stock units, dividend equivalents or Other Awards. Management objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its subsidiaries. The management objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves.

The Committee may grant awards subject to management objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. Under the 2016 LTIP, the management objectives applicable to any Qualified Performance-Based Award to a covered employee must be based on one or more, or a combination, of the metrics set forth above under the heading “Section 162(m).”

Additionally, in the case of a Qualified Performance-Based Award, each such management objective must be objectively determinable to the extent required under Section 162(m) of the Code, and, unless otherwise determined by the Committee and to the extent consistent with Section 162(m) of the Code, will exclude the effects of certain designated items identified at the time of grant. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may in its discretion modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a change in control of the Company) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the management objectives or minimum acceptable level of achievement with respect to such covered employee.

Transferability of Awards. Except as otherwise provided by the Committee, no stock option, appreciation right, restricted share, restricted stock unit, performance share, performance unit, cash incentive award, Other Award or dividend equivalents paid with respect to awards made under the 2016 LTIP may be transferred by a participant except by will or the laws of descent and distribution. In no event will any such award granted under the 2016 LTIP be transferred for value. Except as otherwise determined by the Committee, stock options and appreciation rights will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.

The Committee may specify at the grant date that all or part of the shares of our common stock that are subject to awards under the 2016 LTIP will be subject to further restrictions on transfer.

Adjustments; Corporate Transactions. The Committee will make or provide for such adjustments in the: (a) numbers of shares of our common stock covered by outstanding stock options, appreciation rights, restricted shares, restricted stock units, performance shares and performance units granted under the 2016 LTIP; (b) if applicable, number of shares of our common stock covered by Other Awards granted pursuant to the 2016 LTIP; (c) exercise price or base price provided in outstanding stock options and appreciation rights; (d) kind of shares covered thereby; (e) cash incentive awards; and (f) other award terms, as the Committee in its sole discretion in good faith determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

In the event of any such transaction or event, or in the event of a change in control of the Company, the Committee will provide in substitution for any or all outstanding awards under the 2016 LTIP such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or appreciation right with an exercise price greater than the consideration offered in connection with any such transaction or event or change in control of the Company, the Committee may in its discretion elect to cancel such stock option or appreciation right without any payment to the person holding such stock option or appreciation right. The Committee will make or provide for such adjustments to the numbers and kind of shares available for issuance under the 2016 LTIP and the share limits of the 2016 LTIP as the Committee in its sole discretion may in good faith determine to be appropriate in connection with such transaction or event. However, any adjustment to the limit on the number of shares of our common stock that may be issued upon exercise of Incentive Stock Options will be made only if and to the extent such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail to so qualify.

Prohibition on Repricing. Except in connection with certain corporate transactions or changes in the capital structure of the Company, the terms of outstanding awards may not be amended to (a) reduce the exercise price or base price of outstanding stock options or appreciation rights, or (b) cancel outstanding stock options or appreciation rights in exchange for cash, Other Awards or stock options or appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or appreciation rights, as applicable, without stockholder approval. The 2016 LTIP specifically provides that this provision is intended to prohibit the repricing of “underwater” stock options and appreciation rights and that it may not be amended without approval by our stockholders.

Detrimental Activity and Recapture. Any award agreement may provide for the cancellation or forfeiture and repayment to us of any award or gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if any participant, either during employment or other service with us or a subsidiary or within a specified period after such employment or service engages in any detrimental activity. In addition, any award agreement may provide for cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the SEC or any national securities exchange or national securities association on which shares of our common stock may be traded.

Withholding. To the extent the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2016 LTIP, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements, in the discretion of the Committee, may include relinquishment of a portion of such benefit. If a participant’s benefit is to be received in the form of shares of our common stock, and such participant fails to make arrangements for the payment of tax, then, unless otherwise determined by the Committee, we will withhold shares of our common stock having a value equal to the amount required to be withheld. When a participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the shares required to be delivered to the participant, shares of our common stock having a value equal to the amount required to be withheld or by delivering to us other shares of our common stock held by such participant. The shares used for tax withholding will be valued at an amount equal to the market value of such shares of our common stock on the date the benefit is to be included in the participant’s income. In no event will the market value of the shares of our common stock to be withheld and delivered pursuant to the 2016 LTIP to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of our common stock acquired upon the exercise of stock options.

No Right to Continued Employment. The 2016 LTIP does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiaries.

Effective Date of the 2016 LTIP. The 2016 LTIP will become effective on the date it is approved by the Company’s stockholders.

Amendment and Termination of the 2016 LTIP. The Board generally may amend the 2016 LTIP from time to time in whole or in part. However, if any amendment (a) would materially increase the benefits accruing to participants under the 2016 LTIP, (b) would materially increase the number of shares which may be issued under the 2016 LTIP, (c) would materially modify the requirements for participation in the 2016 LTIP, or (d) must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the NYSE, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

Further, subject to the 2016 LTIP’s prohibition on repricing, the Committee generally may amend the terms of any award prospectively or retroactively (except in the case of Qualified Performance-Based Award (other than in connection with the participant’s death or disability or a change in control of the Company) where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code). Except in the case of certain adjustments permitted under the 2016 LTIP, no such amendment may be made that would impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code and

Section 162(m) of Code and subject to certain other limitations set forth in the 2016 LTIP (and notwithstanding the 2016 LTIP’s minimum vesting requirements), including in the case of termination of employment due to death, disability or retirement, in the case of unforeseeable emergency or other special circumstances, or in the event of a change in control of the Company, the Committee may accelerate the vesting of certain awards granted under the 2016 LTIP (except that with respect to Qualified Performance-Based Awards, no such action may be taken if it would result in the loss of the otherwise available exemption of such award under Section 162(m) of the Code).

The Board may, in its discretion, terminate the 2016 LTIP at any time. Termination of the 2016 LTIP will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the 2016 LTIP more than ten years after the effective date of the 2016 LTIP, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms of the 2016 LTIP.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2016 LTIP because the grant and actual pay-out of awards under the 2016 LTIP are subject to the discretion of the Committee.

Federal Income Tax Consequences

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the 2016 LTIP based on Federal income tax laws. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for 2016 LTIP participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Tax Consequences to Participants

Restricted Shares. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient for such restricted shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the settlement of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of our common stock received.

Nonqualified Stock Options. In general, no income will be recognized by an optionee at the time a non-qualified stock option is granted. At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise. And, at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of our common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Appreciation Rights. No income will be recognized by a participant in connection with the grant of an appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received on the exercise.

Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

Tax Consequences to the Company or its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code. In this regard, certain types of awards under the 2016 LTIP, such as time-vested restricted shares and restricted stock units, cannot qualify as performance-based awards under Section 162(m) of the Code, and in other cases awards may fail to qualify if all requirements for qualification are not met in connection with such awards.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the 2016 LTIP with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2016 LTIP by our stockholders.

Condition for Effectiveness of Proposal 6

This Proposal 6 is conditioned upon the approval of Proposal 4. If Proposal 4 is not approved, this Proposal 6 will not have any effect.

The Board recommends a vote FOR the approval of the Company’s 2016 Long Term Incentive Plan.

PROPOSAL 7 –

APPROVAL OF AMENDMENT TO

ADVISORY AGREEMENT

Overview

We are asking our stockholders to vote to approve an amendment to the Company’s Advisory Agreement (the “Proposed Advisory Agreement Amendment”) to (a) revise the definition of “Independent Directors” to conform to that of the NYSE rules rather than the 1940 Act, (b) revise the definition of “Operating Expenses” to include compensation expenses under the 2016 LTIP, (c) remove the requirement that renewal, amendment or termination of the Advisory Agreement comply with Section 15 of the 1940 Act and (d) remove a reference to requirements of the 1940 Act which, assuming Proposal 3, Proposal 4 and Proposal 5 are approved, will no longer be applicable.

Our Charter requires us to comply with certain requirements of the 1940 Act. One of the requirements in our Charter is that any advisory agreement that the Company enters into must comply with Section 15 of the 1940 Act. As discussed under “Proposal 3,” “Proposal 4” and “Proposal 5” above, the Board believes that it is in the best interest of the Company to remove the 1940 Act compliance provisions from our Charter. For the same reasons, the Board, including a majority of directors who are “Independent Directors” as defined in the Charter, also believe it is advisable and in the best interest of the Company to remove such provisions from the Advisory Agreement.

Additionally, the Advisory Agreement did not initially contemplate compensation pursuant to an equity plan such as the 2016 LTIP, and any expenses incurred in connection with such a plan are not categorized in the Advisory Agreement. The Board, including a majority of directors who are “Independent Directors” as defined in the Charter, therefore believes it is advisable and in the best interest of the Company to amend the Advisory Agreement to explicitly provide that compensation expenses under the 2016 LTIP will be categorized as “Operating Expenses” and will be subject to the 1.5% cap for operating expenses, administrative fees and management fees.

Description of the Proposed Advisory Agreement Amendment

The terms of our Advisory Agreement are described above under “Certain Relationships and Related Party Transactions – Our Advisory Agreement.” The Proposed Advisory Agreement Amendment makes the following changes to the Advisory Agreement:

•	amends the definition of “Independent Director” to conform the definition of “Independent Director” under the Advisory Agreement to that of the NYSE rules rather than that of the 1940 Act;

•	amends the definition of “Operating Expenses” to include “compensation expenses under the NexPoint Residential Trust 2016 Long Term Incentive Plan”, which will clarify that compensation expenses under the 2016 LTIP will be subject to the 1.5% cap for operating expenses, administrative fees and management fees;

•	amends Section 8 of the Advisory Agreement to delete a reference to the 1940 Act requirements in our Charter that will be removed by Proposal 3, Proposal 4 and Proposal 5; and

•	amends Section 13 of the Advisory Agreement to provide that renewal, amendment and termination of the Advisory Agreement will no longer be required to be approved by directors satisfying the independence standards of the 1940 Act and by a “majority of the outstanding voting securities” as defined in the 1940 Act.

We believe these changes are advisable because they will allow us a greater degree of flexibility in negotiating the terms of our relationship with our Adviser. Additionally, if Proposal 3 is approved, the Board will no longer be required to have members that satisfy the independence standards of the 1940 Act. Finally, the change to the definition of “Operating Expenses” will provide certainty as to the categorization of compensation expenses if the 2016 LTIP is approved.

The general description of the Proposed Advisory Agreement Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Advisory Agreement Amendment, which is attached as Appendix C to this proxy statement. Additionally, a marked version of the Advisory Agreement showing the changes contemplated by the Proposed Advisory Agreement Amendment is attached as Appendix D to this proxy statement.

Condition for Effectiveness of Proposal 7

This Proposal 7 is conditioned upon the approval of Proposal 4. If Proposal 4 is not approved, this Proposal 7 will not have any effect.

The Board, including a majority of the directors who are “Independent Directors” as defined in the Charter, recommends a vote FOR the approval of the amendment to the Advisory Agreement.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

In order to be included in the Company’s proxy materials for the 2017 annual meeting of stockholders, a stockholder proposal must be received in writing by the Company at 300 Crescent Court, Suite 700, Dallas, Texas 75201 by January 3, 2017 and otherwise comply with all requirements of the SEC for stockholder proposals.

In addition, the Company’s Bylaws provide that any stockholder who desires to make a director nomination or a proposal of other business at an annual meeting without including the nomination or proposal in the Company’s proxy materials must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be delivered to the above address not less than 120 nor more than 150 calendar days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In the event the annual meeting is advanced or delayed by 30 calendar days of the date of the anniversary of the preceding year’s annual meeting, the notice must be received not earlier than 150 calendar days prior to the date of the annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th calendar day prior to such annual meeting and the tenth calendar day following the day on which public announcement of the date of the annual meeting is first made. To be timely, a notice must be received no earlier than December 4, 2015 and no later than January 3, 2017. The notice must also describe the stockholder proposal in reasonable detail and provide certain other information required by the Company’s Bylaws. A copy of the Company’s Bylaws is available upon request from the Company’s Secretary.

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy will be voted in the discretion of the persons voting the proxy.

By Order of the Board of Directors,

Scott Ellington

General Counsel and Secretary

Dallas, Texas

April 29, 2016

APPENDIX A

NEXPOINT RESIDENTIAL TRUST, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: NexPoint Residential Trust, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Matthew McGraner, whose address is 300 Crescent Court, Suite 700, Dallas, Texas 75201, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on September 19, 2014.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

NexPoint Residential Trust, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (as the term charter is defined in the Maryland General Corporation Law, as amended from time to time (the “MGCL”), the “Charter”), the term “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be three, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation

(the “Bylaws”), but shall never be less than the minimum number required by the MGCL. The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:

Brian Mitts

Edward Constantino

Scott Kavanaugh

The Corporation elects, effective at such time as it becomes eligible under Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

~~The Corporation’s Board of Directors will be comprised of a majority of Independent Directors. The definition of “Independent Director” will include any director who would not be an “interested person” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).~~

Section 5.2 Extraordinary Actions. Except as provided in Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors and upon such terms and conditions as specified by the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights. Notwithstanding the foregoing, in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock shall be entitled to exercise rights of an objecting stockholder under Section 3-708(a) of the MGCL, unless otherwise provided in the Bylaws.

Section 5.5 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 5.6 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8 Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of holders of shares entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

~~Section 5.9 Advisor Agreements.~~

Section ~~5.9.1 Authority to Enter Into~~5.9 Advisor Agreements. Subject to such approval of stockholders and other conditions, if any, as may be required by the Charter or any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

~~Section 5.9.2 Stockholder Approval. The Corporation may not enter into an investment advisory agreement unless that agreement complies with, and has been approved in compliance with, Section 15 of the 1940 Act, and any applicable rules thereunder or published guidance of the Securities and Exchange Commission or its staff. Any investment advisory agreement will have an initial term of up to two years, and will continue thereafter only if such continuance is approved in accordance with Section 15 of the 1940 Act.~~

Section 5.10 Corporate Opportunities. The Corporation shall have the power, by resolution of the Board of Directors, to renounce any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to the Corporation or developed by or presented to one or more directors of officers of the Corporation.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 600,000,000 shares of stock, consisting of 500,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 100,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $6,000,000. If shares of one class of stock are classified or reclassified into shares of another class of stock in accordance with this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2 Common Stock. Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Stockholders’ Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

Section 6.6 Charter and Bylaws. The rights of all stockholders and the terms of all shares of stock of the Corporation are subject to the provisions of the Charter and the Bylaws.

Section 6.7 Distributions. The Board of Directors from time to time may authorize the Corporation to declare and pay to stockholders such dividends or other distributions in cash or other assets of the Corporation or in securities of the Corporation, including in shares of one class or series of the Corporation’s stock payable to holders of shares of another class or series of stock of the Corporation, or from any other source as the Board of Directors in its sole and absolute discretion shall determine. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.7 shall be subject to the provisions of any class or series of shares of the Corporation’s stock at the time outstanding.

ARTICLE VII

RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES OF STOCK

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 6.2 percent in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter. For the purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Capital Stock issuable with respect to the conversion, exchange or exercise of securities for the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Texas or New York are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 6.2 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter. For purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Common Stock issuable with respect to the conversion, exchange or exercise of securities for the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by this Article VII or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Initial Date. The term “Initial Date” shall mean the date of the closing of the issuance of shares of Common Stock pursuant to the spin-off of the Corporation from NexPoint Credit Strategies Fund.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NYSE. The term “NYSE” shall mean The New York Stock Exchange.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2 Capital Stock.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B)

of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iv) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock could result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i), (ii) or (iv),

(i) then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i), (ii) or (iv) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i), (ii) or (iv), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i), (ii) or (iv) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2 Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request in good faith in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.

Section 7.2.5 Remedies Not Limited. Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation’s status as a REIT.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7 Exceptions.

(a) Subject to Section 7.2.1(a)(ii) and (iv), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the Corporation obtains such representations and undertakings from such Person as are reasonably necessary for the Board of Directors to determine that:

(i) no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii) or (iv); and

(ii) such Person does not and will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (for this purpose, a tenant shall not be treated as a tenant of the Corporation if the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive)

a sufficiently small amount of revenue from such tenant such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT).

Any violation or attempted violation of any such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent that participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit, as the case may be.

Section 7.2.8 Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits. Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate more than 49.9% in value of the outstanding Capital Stock.

Section 7.2.9 Legend. Each certificate for shares of Capital Stock, if certificated, or the notice in lieu of a certificate shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons; and (v) no Person may Beneficially Own or Constructively Own shares of Capital Stock that could result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” under Section 897(h)(4)(B) of the Code. Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership provided in (i), (ii), (iii) or (v) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, if the ownership restriction provided in (iv) above would be violated, or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings given to them in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or notice may state that the Corporation will furnish a full statement about certain restrictions on ownership and transferability to a stockholder on request and without charge.

Section 7.3 Transfer of Capital Stock in Trust.

Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for, or in respect of, such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for amendments to ~~Sections~~Section 5.8 ~~or 5.9, or the third paragraph of Section 5.1~~, of the Charter and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. Any amendment to Section 5.8 or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast two-thirds of all the votes entitled to be cast on the matter. ~~Any amendment to Section 5.9, the third paragraph of Section 5.1 or to this sentence of the Charter shall be valid only if declared advisable and approved by a majority of the Board of Directors as well as by a majority of the Independent Directors and approved by the affirmative vote of holders of a majority of the outstanding voting securities. For purposes of the preceding sentence, “a majority of the outstanding voting securities” means (a) 67% or more of the voting securities present at the applicable meeting if the holders of a majority of the outstanding voting securities of the Corporation are present or represented by proxy or (b) a majority of the outstanding voting securities of the Corporation, whichever is less in the case of (a) and (b).~~

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation is five, and the names of those currently in office are ~~as set forth in Article V of the foregoing amendment and restatement of the charter~~James Dondero, Brian Mitts, Edward Constantino, Scott Kavanaugh and Arthur Laffer.

SEVENTH: There has been no change in the authorized stock of the Corporation effected by the foregoing amendment and restatement of the charter.

~~SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 200,000, $0.01 par value per share, all of one class. The aggregate par value of all shares of stock having par value was $2,000.~~

~~EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 600,000,000, consisting of 500,000,000 shares of Common Stock, $0.01 par value per share, and 100,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $6,000,000.~~

~~NINTH~~EIGHTH: The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~11th~~    day of ~~March~~                    , ~~2015~~2016.

ATTEST:	NEXPOINT RESIDENTIAL TRUST, INC.

By:

Name: Scott Ellington	Name:	James Dondero

Title: Secretary	Title:	President

APPENDIX B

NEXPOINT RESIDENTIAL TRUST, INC.

2016 LONG TERM INCENTIVE PLAN

1. Purpose. The purpose of this 2016 Long Term Incentive Plan is to enable the Company and its Affiliates and Subsidiaries to attract and retain directors, officers and other key employees and advisors and to provide to such persons incentives and rewards for performance.

2. Definitions. As used in this Plan:

(a) “Advisor” means NexPoint Real Estate Advisors, L.P., or any subsequent external advisor to the Company hired to perform similar services.

(b) “Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company as determined by the Committee or the Board, as applicable, in its discretion. For purposes of this Plan, “Affiliate” includes the Advisor and the Operating Partnership.

(c) “Appreciation Right” means a right granted pursuant to Section 5 of this Plan, and will include Tandem Appreciation Rights and Free-Standing Appreciation Rights.

(d) “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under the Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

(e) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(h) “Change in Control” has the meaning set forth in Section 12 of this Plan.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j) “Committee” means a committee of the Board designated by the Board to administer the Plan pursuant to Section 10 of this Plan consisting solely of no fewer than two non-employee Directors (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and, to the extent of any delegation by the Committee to a subcommittee pursuant to Section 10 of this Plan, such subcommittee.

(k) “Company” means NexPoint Residential Trust, Inc., a Maryland corporation, and its successors.

(l) “Covered Employee” means a Participant who is, or is determined by the Committee likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(m) “Date of Grant” means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(n) “Director” means a member of the Board.

(o) “Effective Date” means the date this Plan is approved by the Shareholders of the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(q) “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

(r) “Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(s) “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the Subsidiaries, Affiliates, divisions, departments, regions, functions or other organizational units within the Company or its Subsidiaries. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Committee may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives applicable to any Qualified Performance-Based Award to a Covered Employee will be based on one or more, or a combination, of the following metrics (including relative or growth achievement regarding such metrics):

(i)	Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit – these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

(ii)	Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(iii)	Returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity; total shareholder return; stock price appreciation);

(iv)	Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues);

(v)	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio); and

(vi)	REIT Operating Metrics (e.g., funds from operations, adjusted funds from operations, funds from operations per share, adjusted funds from operations per share, net operating income; same store results, growth in rent or units rented, goals relating to acquisition or divestitures).

In the case of a Qualified Performance-Based Award, each Management Objective will be objectively determinable to the extent required under Section 162(m) of the Code, and, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of certain designated items identified at the time of grant. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.

(t) “Market Value per Share” means, as of any particular date, the closing price of a Share as reported for that date on the New York Stock Exchange or, if the Shares are not then listed on the New York Stock Exchange, on any other national securities exchange on which the Shares are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Shares, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the Award Agreement and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(u) “Operating Partnership” means NexPoint Residential Operating Partnership, L.P., a Delaware limited partnership of which the Company is the sole general partner.

(v) “OP Interests” means limited partnership interests in the Operating Partnership that may be exchanged or redeemed for Shares on a one-for-one basis, or any profits interest in the Operating Partnership that may be exchanged or converted into such limited partnership interests.

(w) “Optionee” means the optionee named in an Award Agreement evidencing an outstanding Option Right.

(x) “Option Price” means the purchase price payable on exercise of an Option Right.

(y) “Option Right” means the right to purchase Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

(z) “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) an officer or other key employee of the Company or any Affiliate or Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, (ii) a person who provides services to the Company or any Affiliate or Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”), or (iii) a non-employee Director.

(aa) “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(bb) “Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 8 of this Plan.

(cc) “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(dd) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the Exchange Act as used in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

(ee) “Plan” means this Nexpoint Residential Trust, Inc. 2016 Long Term Incentive Plan.

(ff) “Qualified Performance-Based Award” means any Cash Incentive Award or award of Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or other awards contemplated under Section 9 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

(gg) “Restricted Stock” means Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(hh) “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Shares, cash or a combination thereof at the end of a specified period.

(ii) “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(jj) “Shareholder” means an individual or entity that owns one or more Shares.

(kk) “Shares” means the shares of common stock, par value $0.01 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(ll) “Spread” means the excess of the Market Value per Share on the date when an Option Right or Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

(mm) “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation (as defined in Treasury Regulation §1.421-1(i)) in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined Voting Power represented by all classes of stock issued by such corporation.

(nn) “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

(oo) “Voting Power” means at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company, or members of the board of directors or similar body in the case of another entity.

3. Shares Available Under the Plan.

(a) Maximum Shares Available Under Plan.

(i)	Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of Shares available under the Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate Shares. Such shares will be shares of original issuance.

(ii)	The aggregate number of Shares available for issuance or transfer under Section 3(a)(i) of this Plan will be reduced by one Share for every one Share subject to an award granted under this Plan.

(b) Share Counting Rules.

(i)	If any award granted under this Plan is cancelled or forfeited, expires or is settled for cash (in whole or in part), the Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, again be available under Section 3(a)(i) above.

(ii)	Notwithstanding anything to the contrary contained herein: (A) Shares withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added back to the aggregate number of Shares available under Section 3(a)(i) above; (B) Shares withheld by the Company or otherwise used to satisfy a tax withholding obligation will not be added (or added back, as applicable) to the aggregate number of Shares available under Section 3(a)(i) above; (C) Shares subject to an Appreciation Right that are not actually issued in connection with its settlement of Shares on exercise thereof will not be added back to the aggregate number of Shares available under Section 3(a)(i) above; and (D) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added back to the aggregate number of Shares available under Section 3(a)(i) above. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares based on fair market value, such Shares will not count against the aggregate limit under Section 3(a)(i) above.

(c) Limit on Incentive Stock Options. Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed             Shares.

(d) Individual Participant Limits. Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan:

(i)	No Participant will be granted Option Rights and/or Appreciation Rights, in the aggregate, for more than Shares during any calendar year.

(ii)	No Participant will be granted Qualified Performance-Based Awards of Restricted Stock, Restricted Stock Units, Performance Shares and/or other awards under Section 9 of this Plan, in the aggregate, for more than Shares during any calendar year.

(iii)	In no event will any Participant in any calendar year receive Qualified Performance-Based Awards of Performance Units and/or other awards payable in cash under Section 9 of this Plan having an aggregate maximum value as of their respective Dates of Grant in excess of $ .

(iv)	In no event will any Participant in any calendar year receive Qualified Performance-Based Awards that are Cash Incentive Awards having an aggregate maximum value in excess of $ .

(v)	No non-employee Director will be granted, in any period of one calendar year, awards under the Plan having an aggregate maximum value in excess of $ .

(e) Notwithstanding anything in this Plan to the contrary, up to 5% of the maximum number of Shares available for awards under this Plan as provided for in Section 3(a) of this Plan, as may be adjusted under Section 11 of this Plan, may be used for awards granted under Section 4 through Section 9 of this Plan that do not at the Date of Grant comply with the applicable one-year minimum vesting requirements set forth in such sections of this Plan.

4. Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each grant will specify the number of Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d) of this Plan) having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, the Company’s withholding of Shares otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Shares to which such exercise relates.

(e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable; provided, that, except as otherwise described in this subsection, no grant of Option Rights may become exercisable sooner than after one year. A grant of Option Rights may provide for the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Option Rights are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(g) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(j) No Option Right will be exercisable more than 10 years from the Date of Grant; provided, that, in the case of Incentive Stock Options granted to 10% Shareholders, no such Option Right shall be exercisable more than 5 years from the Date of Grant.

(k) Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(l) Each grant of Option Rights will be evidenced by an Award Agreement. Each Award Agreement will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5. Appreciation Rights.

(a) The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)	Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Shares or any combination thereof.

(ii)	Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

(iii)	Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)	Each grant may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Rights or installments thereof will become exercisable; provided, that, except as otherwise described in this subsection, no grant of Appreciation Rights may become exercisable sooner than after one year. A grant of Appreciation Rights may provide for the earlier exercise of such Appreciation Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (A) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (B) such Appreciation Rights are not assumed or converted into replacement awards in a manner described in the Award Agreement.

(v)	Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)	Each grant of Appreciation Rights will be evidenced by an Award Agreement, which Award Agreement will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

(c) Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d) Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(e) Regarding Free-Standing Appreciation Rights only:

(i)	Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant;

(ii)	Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)	No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee at the Date of Grant or until achievement of Management Objectives referred to in subparagraph (e) below. If the elimination of restrictions is based only on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than one year.

(d) Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock; provided, however, that notwithstanding subparagraph (c) above, restrictions relating to Restricted Stock that vest upon the achievement of Management Objectives may not terminate sooner than after one year.

(f) Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Restricted Stock is not assumed or converted into replacement awards in a manner described in the Award Agreement; provided, however, that no award of Restricted Stock intended to be a Qualified Performance-Based Award will provide for such early termination of restrictions (other than in connection with the death or disability of the Participant or a Change in Control) to the extent such provisions would cause such award to fail to be a Qualified Performance-Based Award.

(g) Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Stock, which may be subject to the same restrictions as the underlying award; provided, however, that dividends or other distributions on Restricted Stock with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(h) Each grant or sale of Restricted Stock will be evidenced by an Award Agreement and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.

7. Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver Shares or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify.

(b) If a grant of Restricted Stock Units specifies that the Restriction Period will terminate only upon the achievement of Management Objectives or that the Restricted Stock Units will be earned based on the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (d) below, the applicable Restriction Period may not be a period of less than one year.

(c) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(d) If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (b) above, each such grant or sale will be subject to a Restriction Period of not less than one year.

(e) Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Restricted Stock Units are not assumed or converted into replacement awards in a manner described in the Award Agreement; provided, however, that no award of Restricted Stock Units intended to be a Qualified Performance-Based Award will provide for such early lapse or modification of the Restriction Period (other than in connection with the death or disability of the Participant or a Change in Control) to the extent such provisions would cause such award to fail to be a Qualified Performance-Based Award.

(f) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Shares deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Shares; provided, however, that dividend equivalents or other distributions on Shares underlying Restricted Stock Units with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(g) Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Shares or cash, or a combination thereof.

(h) Each grant or sale of Restricted Stock Units will be evidenced by an Award Agreement and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8. Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) The Performance Period with respect to each Cash Incentive Award, Performance Share or Performance Unit will be such period of time (with respect to each Performance Share or Performance Unit not less than one year) as will be determined by the Committee at the time of grant, which may be subject to earlier lapse or other modification, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such Cash Incentive Awards, Performance Shares or Performance Units are not assumed or converted into replacement awards in a manner described in the Award Agreement; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such event, the Award Agreement will specify the time and terms of delivery.

(c) Each grant of Cash Incentive Awards, Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(d) Each grant will specify the time and manner of payment of Cash Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares, in Restricted Stock or Restricted Stock Units or in any combination thereof.

(e) Any grant of Cash Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Shares, shares of Restricted Stock or Restricted Stock Units with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

(f) The Committee may, at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g) Each grant of Cash Incentive Awards, Performance Shares or Performance Units will be evidenced by an Award Agreement and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

9. Other Awards.

(a) Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may grant to any Participant Shares or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, Affiliates or other business units thereof or any other factors designated by the Committee, awards valued by reference to the book value of the Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of the Company, and awards that are membership interests in a Subsidiary or Operating Partnership, and OP Interests. The Committee will determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Shares, other awards, notes or other property, as the Committee determines.

(b) Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c) The Committee may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d) If the earning or vesting of, or elimination of restrictions applicable to, an award granted under this Section 9 is based only on the passage of time rather than the achievement of Management Objectives, the period of time shall be no shorter than one year. If the earning or vesting of, or elimination of restrictions applicable to, awards granted under this Section 9 is based on the achievement of Management Objectives, the earning, vesting or restriction period may not terminate sooner than after one year.

(e) Notwithstanding anything to the contrary contained in this Plan (including minimum vesting requirements), any grant of an award under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control only where either (i) within a specified period the Participant’s service is involuntarily terminated for reasons other than for cause or the Participant terminates his or her employment or service for good reason or (ii) such awards are not assumed or converted into replacement awards in a manner described in the Award Agreement; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such event, the Award Agreement will specify the time and terms of delivery.

10. Administration of this Plan.

(a) This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b) The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c) To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% Beneficial Owner (as defined in Section 12 below) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act, or any Covered Employee; (B) the resolution providing for such authorization sets forth the total number of Shares such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

11. Adjustments. The Committee shall make or provide for such adjustments in the numbers of Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Shares covered by other awards granted pursuant to Section 9 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in the kind of shares covered thereby, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee shall provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

12. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Award Agreement made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(i) individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a Director after the

Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to the election or removal of Directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

(ii) any Person becomes a Beneficial Owner (as such term is defined in the Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined Voting Power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below);

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined Voting Power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries) (the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total Voting Power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

(iv) approval by the Shareholders of the Company of a complete liquidation or dissolution of the Company; or

(v) termination of the Advisor.

13. Detrimental Activity and Recapture Provisions. Any Award Agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, shall engage in any detrimental activity. In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded.

14. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Shareholders.

15. Transferability.

(a) Except as otherwise determined by the Committee, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except (i) if it is made by the Participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members (“Immediate Family Members” mean the Participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws, and other individuals who have a relationship to the Participant arising because of legal adoption; however, no transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be able to register Shares related to an award) or (ii) by will or the laws of descent and distribution. In no event will any such award granted under the Plan be transferred for value. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b) The Committee may specify at the Date of Grant that part or all of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

16. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, then, unless otherwise determined by the Committee, the Company will withhold Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the market value of such Shares on the date the benefit is to be included in Participant’s income. In no event will the market value of the Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Option Rights.

17. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.

(d) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

18. Amendments.

(a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Shareholders in order to comply with applicable law or the rules of the New York Stock Exchange or, if the

Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Shares are traded or quoted, then, such amendment will be subject to Shareholder approval and will not be effective unless and until such approval has been obtained.

(b) Except in connection with a corporate transaction or event described in Section 11 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Shareholder approval. This Section 18(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Shareholders.

(c) If permitted by Section 409A of the Code and Section 162(m) of the Code, but subject to the paragraph that follows, notwithstanding the Plan’s minimum vesting requirements, and including in the case of termination of employment by reason of death, disability or retirement, or in the case of unforeseeable emergency or other special circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 9 subject to any vesting schedule or transfer restriction, or who holds Shares subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award, except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(d) Subject to Section 18(b) hereof, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant’s death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 11 above, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

19. Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20. Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21. Miscellaneous Provisions.

(a) The Company will not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) Except with respect to Section 21(e), to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f) No Participant will have any rights as a shareholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h) Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Shares under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(i) If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect.

22. Stock-Based Awards in Substitution for Option Rights or Awards Granted by Other Company. Notwithstanding anything in this Plan to the contrary:

(a) Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b) In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by

Shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under the Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c) Any Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) above will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits contained in Section 3 of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) above will be added to the aggregate limit contained in Section 3(a)(i) of the Plan.

23. REIT Status. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled: (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

The foregoing is hereby acknowledged as being the 2016 Long Term Incentive Plan as adopted by the Board on March 7, 2016, and by the Shareholders on                     , 2016.

NEXPOINT RESIDENTIAL TRUST, INC.

By:

Name:

Title:

APPENDIX C

AMENDMENT TO ADVISORY AGREEMENT

This amendment (this “Amendment”) is made as of          , 2016 by and among NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), NexPoint Residential Trust Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and NexPoint Real Estate Advisors, L.P., a Delaware limited partnership (the “Advisor”) and amends the Advisory Agreement, dated as of March 16, 2015, by and among the Company, the Operating Partnership and the Advisor (the “Agreement”).

WHEREAS, the Company, the Operating Partnership and the Advisor desire to amend the Agreement to remove the requirement that any future amendment of the Agreement comply with Section 15 of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, this Amendment has been approved by the Board of Directors of the Company, including a majority of directors who would not be “interested persons” (as defined in the 1940 Act) with respect to the Company; and

WHEREAS, this Amendment has been approved by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT

Section 1.1 Amendment to Definition of Independent Director. Section 1 of the Agreement is hereby amended by deleting the phrase “would not be an “interested person” (as defined in the 1940 Act) of the Company” from the definition of “Independent Director” and replacing it with the phrase “qualifies as an “independent director” under the NYSE rules”.

Section 1.2 Amendment to Definition of Operating Expenses. Section 1 of the Agreement is hereby amended by deleting the second sentence in the definition of “Operating Expenses” in its entirety and replacing it with the following sentence: “Operating Expenses also include compensation expenses under the NexPoint Residential Trust 2016 Long Term Incentive Plan and the Company’s pro rata share of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Advisor required for the Company’s operations.”

Section 1.3 Amendment to Section 8. The first sentence of Section 8 of the Agreement is hereby amended by deleting the phrase “except to the extent the Company and the Advisor have undertaken in this Agreement and the Articles of Incorporation to comply with Section 15 of the 1940 Act in connection with the entry into, continuation of, or amendment of this Agreement or any advisory agreement”.

Section 1.4 Amendment to Section 13(a). Section 13(a) of the Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following sentence: “Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 13(c), so long as such continuance is approved at least annually by either (a) the Company’s Board of Directors or (b) a vote of the Company’s stockholders.”

Section 1.5 Amendment to Section 13(b). Section 13(b) of the Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following sentence: “Any amendment of this Agreement shall be approved by either (a) the Company’s Board of Directors or (b) a vote of the Company’s stockholders.”

Section 1.6 Amendment to Section 13(c). Section 13(c) of the Agreement is hereby amended by deleting the phrase “a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company” and replacing it with the phrase “a vote of the Company’s stockholders”.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Effect of Amendment. This Amendment shall be effective as of the date first written above. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement or any Exhibit or Schedule thereto to “this Agreement”, “the Agreement”, “hereof”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment. Except as amended hereby, the Agreement will continue in full force and effect and shall be otherwise unaffected hereby.

Section 2.2 Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Section 2.3 Headings. The titles of Sections and Subsections contained in this Amendment are for convenience only, and they neither form a part of this Amendment nor are they to be used in the construction or interpretation hereof.

Section 2.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NEXPOINT RESIDENTIAL TRUST, INC.

By:
	Name:	Brian Mitts
Title: Chief Financial Officer, Executive VP- Finance and Treasurer

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

By:	NexPoint Residential Trust Operating
Partnership GP, LLC., its general partner

By: NexPoint Residential Trust, Inc., its sole member

By:

Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP- Finance and Treasurer

NEXPOINT REAL ESTATE ADVISORS, L.P.

By:
	Name:	Brian Mitts
Title: Chief Financial Officer and Executive VP-Finance

[Signature Page to Advisory Agreement Amendment]

APPENDIX D

ADVISORY AGREEMENT

BY AND AMONG

NEXPOINT RESIDENTIAL TRUST, INC.,

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

AND

NEXPOINT REAL ESTATE ADVISORS, L.P.

ADVISORY AGREEMENT

THIS ADVISORY AGREEMENT (this “Agreement”), dated as of March 16, 2015, is entered into by and among NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), NexPoint Residential Trust Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and NexPoint Real Estate Advisors, L.P., a Delaware limited partnership (the “Advisor”).

RECITALS

A. The Company is a Maryland corporation created in accordance with Maryland General Corporation Law and intends to elect to qualify as a REIT for U.S. federal income tax purposes.

B. The Company is the sole member of the general partner, and is the initial limited partner, of the Operating Partnership.

C. The Company and the Operating Partnership desire to avail themselves of the experience, sources of information, advice, assistance and certain facilities of the Advisor and its Affiliates and to have the Advisor undertake the duties and responsibilities set forth in this Agreement, on behalf of, and subject to the supervision of the Board of Directors of the Company, all as provided in this Agreement.

D. The Advisor is willing to render such services, subject to the supervision of the Board of Directors of the Company, on the terms and conditions set forth in this Agreement.

E. The Board of Directors, including a majority of the Independent Directors, have approved this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the definitions set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended.

“Administrative Fee” means an annual fee, payable monthly, in an amount equal to 0.20% of the Average Real Estate Assets, determined in accordance with Section 9(b).

“Advisor” means NexPoint Real Estate Advisors, L.P., a Delaware limited partnership.

“Affiliate” or “Affiliated” means with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (ii) any executive officer, director, trustee or general partner of such other Person; and (iii) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, the terms “controls,” “is controlled by,” or “is under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership or voting rights, by contract or otherwise.

“Articles of Incorporation” means the Articles of Amendment and Restatement of the Company, as hereafter amended from time to time.

“Average Real Estate Assets” means the average of the aggregate book value of Real Estate Assets before reserves for depreciation or other non-cash reserves, computed by taking the average of the book values of Real Estate Assets at the end of each month (or partial month) (i) for which any fee under this Agreement is calculated or (ii) during the year for which any Expense reimbursement under this Agreement is calculated.

“Board of Directors” or “Board” means the Board of Directors of the Company.

“Bylaws” means the bylaws of the Company, as amended and as the same are in effect from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Contributed Assets” means all of the Real Estate Assets described in the information statement filed as an exhibit to the Registration Statement as properties to be owned or subject to probable acquisition by the Company or the Operating Partnership upon completion of the Spin-Off.

“Director” means a member of the Board of Directors.

“Distribution Date” means the “distribution date,” as such term is defined in the information statement included in the Registration Statement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Highland” means Highland Capital Management, L.P., a Delaware limited partnership.

“Independent Director” means a Director who ~~would not be an “interested person” (as defined in the 1940 Act) of the Company~~qualifies as an “independent director” under the NYSE rules.

“Investment Guidelines” means the investment guidelines and other investment parameters for Investments, financing activities and other operations established from time to time by the Board or as disclosed in the Registration Statement.

“Investments” means any investments by the Company or the Operating Partnership in Real Estate Assets or any other asset.

“Joint Ventures” means any joint venture or partnership arrangements (other than between the Company and the Operating Partnership) in which the Company or the Operating Partnership or any of their subsidiaries is a co-venturer, member or partner, which are established to own Investments.

“Loans” means any indebtedness or obligations in respect of borrowed money or evidenced by bonds, notes, debentures, deeds of trust, letters of credit or similar instruments, including mortgages and mezzanine loans.

“Management Fee” means an annual fee, payable monthly, in an amount equal to 1.00% of the Average Real Estate Assets, determined in accordance with Section 9(b).

“New Assets” means all of the Average Real Estate Assets other than the Contributed Assets.

“NYSE” means the New York Stock Exchange.

“Offering” means any public or private offering of equity or debt securities of the Company that is consummated subsequent to the date of this Agreement, excluding Shares offered under any employee benefit plan of the Company and Shares distributed in the Spin-Off.

“Offering Expenses” means any and all expenses (other than underwriters’ discounts) paid or to be paid by the Company in connection with an Offering, including, without limitation, the Company’s legal, accounting, printing, mailing and filing fees and other documented offering expenses.

“Operating Expenses” means all out-of-pocket expenses of the Advisor in performing services for the Company, including the expenses incurred by the Advisor in connection with any provision by the Advisor of legal, accounting, financial and due diligence services performed by the Advisor that outside professionals or outside consultants would otherwise perform. Operating Expenses also include compensation expenses under the NexPoint Residential Trust 2016 Long Term Incentive Plan and the Company’s pro rata share of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Advisor required for the Company’s operations. Operating Expenses do not include expenses for the administrative services described on Exhibit A to this Agreement.

“OP Units” means units of limited partnership interest in the Operating Partnership.

“Person” means an individual, corporation, partnership, joint venture, association, company (whether of limited liability or otherwise), trust, bank or other entity, or government or any agency or political subdivision of a government.

“Real Estate Assets” means any investment by the Company or the Operating Partnership (including, without limitation, reserves for capital expenditures) in unimproved and improved Real Property (including, without limitation, fee or leasehold interests, options and leases) either directly, through a direct or indirect subsidiary of the Company or the Operating Partnership or through a Joint Venture.

“Real Property” means real property owned from time to time by the Company or the Operating Partnership, either directly, through a direct or indirect subsidiary of the Company or the Operating Partnership or through a Joint Venture, which consists of (i) land only, (ii) land, including the buildings located thereon, (iii) buildings only, (iv) real estate-related securities (including preferred stock), mortgage, bridge or mezzanine loans, or (v) such investments the Board or the Advisor designate as Real Property to the extent such investments could be classified as Real Property.

“Registration Statement” means the Company’s Registration Statement on Form 10 (No. 001-36663), as amended from time to time.

“REIT” means a “real estate investment trust” within the meaning of Sections 856 through 860 of the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of the Company’s common stock, par value $0.01 per share.

“Spin-Off” has the meaning given in the information statement filed as an exhibit to the Registration Statement.

“Stockholders” means the registered holders of the Shares.

“VWAP” means volume-weighted average price.

2. Appointment. The Company and the Operating Partnership hereby appoint the Advisor to serve as their advisor to perform the services set forth herein on the terms and conditions set forth in this Agreement, and the Advisor hereby accepts such appointment.

3. Duties of the Advisor. The Advisor, in its capacity as manager of the assets and the day-to-day operations of the Company and the Operating Partnership, at all times will be subject to the supervision of the Company’s Board of Directors and will have only such functions and authority as the Company may delegate to it including, without limitation, the functions and authority identified herein and delegated to the Advisor hereby.

The Advisor will be responsible for the day-to-day operations of the Company and will perform (or cause to be performed) such services and activities relating to the assets and operations of the Company as may be appropriate, including, without limitation:

(a) serve as the Company’s and the Operating Partnership’s investment and financial advisor;

(b) provide the daily management for the Company and the Operating Partnership and perform and supervise the various administrative functions necessary for the day-to-day management of the operations of the Company and the Operating Partnership, including the administrative services described on Exhibit A to this Agreement;

(c) investigate, select, and, on behalf of the Company and the Operating Partnership, engage and conduct business with such Persons as the Advisor deems necessary to the proper performance of its obligations hereunder, including, but not limited to, consultants, accountants, correspondents, lenders, technical advisors, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, banks, builders, developers, property owners, real estate management companies, real estate operating companies, securities investment advisors, mortgagors, the registrar and the transfer agent and any and all agents for any of the foregoing, including Affiliates of the Advisor, and Persons acting in any other capacity deemed by the Advisor necessary or desirable for the performance of any of the foregoing services, including, but not limited to, entering into contracts in the name of the Company and the Operating Partnership with any of the foregoing;

(d) consult with the officers and Directors of the Company and assist the Directors in the formulation and implementation of the Company’s financial policies, and, as necessary, furnish the Board with advice and recommendations with respect to the making of investments consistent with the investment objectives and policies of the Company and in connection with any borrowings proposed to be undertaken by the Company or the Operating Partnership;

(e) subject to the provisions of Section 4 hereof, (i) participate in formulating an investment strategy and asset allocation framework, (ii) locate, analyze and select potential Investments, (iii) structure and negotiate the terms and conditions of transactions pursuant to which acquisitions and dispositions of Investments will be made; (iv) research, identify, review and recommend acquisitions and dispositions of Investments to the Board and make Investments on behalf of the Company and the Operating Partnership in compliance with the investment objectives and policies of the Company; (v) negotiate the terms of and arrange for financing and refinancing and make other changes in the asset or capital structure of, and dispose of, reinvest the proceeds from the sale of, or otherwise deal with, Investments; (vi) negotiate and enter into leases and service contracts for Real Estate Assets and, to the extent necessary, perform all other operational functions for the maintenance and administration of such Real Estate Assets; (vii) actively oversee and manage Investments for purposes of meeting the Company’s investment objectives and reviewing and analyzing financial information for each of the Investments and the overall portfolio; (viii) select Joint Venture partners, structure and negotiate corresponding agreements and oversee and monitor these relationships; (ix) engage, oversee, supervise and evaluate property managers who perform services for the Company or the Operating Partnership; (x) engage, oversee, supervise and evaluate Persons with whom the Advisor contracts to perform certain of the services required to be performed under this Agreement; (xi) manage accounting and other record-keeping functions for the Company and the Operating Partnership, including reviewing and analyzing the capital and operating budgets for the Real Estate Assets and generating an annual budget for the Company; and (xii) recommend various liquidity events to the Board when appropriate;

(f) upon request, but no less than quarterly, provide the Board with periodic reports regarding prospective investments;

(g) negotiate the terms of and make investments in, and dispositions of, Investments within the discretionary limits and authority as granted by the Board;

(h) within the discretionary limits and authority as granted by the Board, negotiate on behalf of the Company and the Operating Partnership with banks or other lenders for Loans to be made to the Company and the Operating Partnership, and negotiate on behalf of the Company and the Operating Partnership with investment banking firms and broker-dealers or negotiate private sales of Shares or obtain Loans for the Company and the Operating Partnership, but in no event in such a manner so that the Advisor shall be acting as broker-dealer or underwriter; provided, further, that any fees and costs payable to third parties incurred by the Advisor in connection with the foregoing shall be the responsibility of the Company or the Operating Partnership;

(i) at least quarterly, and at any other time reasonably requested by the Board, obtain reports (which may, but are not required to, be prepared by the Advisor or its Affiliates), where appropriate, concerning the value of Investments or contemplated investments of the Company and the Operating Partnership;

(j) at least quarterly, and at any other time reasonably requested by the Board, make reports to the Board of its performance of services to the Company and the Operating Partnership under this Agreement (including reports with respect to potential conflicts of interest involving the Advisor or any of its Affiliates), the composition and characteristics of the Company’s portfolio, and compliance with the Company’s Investment Guidelines and other policies approved from time to time by the Board;

(k) provide the Company and the Operating Partnership with all necessary cash management services;

(l) deliver to, or maintain on behalf of, the Company copies of all appraisals obtained in connection with the investments in any Real Estate Assets as may be required to be obtained by the Board;

(m) notify the Board of all proposed transactions outside of the Advisor’s delegated authority before they are completed and obtain Board approval of same;

(n) negotiate and effect any private placement of OP Units, tenancy-in-common (TIC) or other interests in Investments as may be approved by the Board;

(o) perform investor-relations and Stockholder communications functions for the Company;

(p) render such services as may be reasonably determined by the Board of Directors consistent with the terms and conditions herein;

(q) maintain the Company’s accounting and other records and assist the Company in filing all reports required to be filed by it with the Securities and Exchange Commission, the Internal Revenue Service and other regulatory agencies;

(r) do all things necessary to assure its ability to render the services described in this Agreement;

(s) advise the Company and the Operating Partnership regarding the maintenance of the Company’s qualification as a REIT and monitor the Company’s compliance with the various REIT qualification requirements and other rules set forth in the Code and any applicable treasury regulations promulgated under the Code, as amended from time to time, and use its commercially reasonable efforts to cause the Company to maintain its qualification as a REIT for U.S. federal income tax purposes;

(t) advise the Company and the Operating Partnership regarding the maintenance of their exemptions from the status of an investment company required to register under the 1940 Act, and monitor compliance with the requirements for maintaining such exemptions and using commercially reasonable efforts to cause them to maintain such exemptions from such status;

(u) assist the Company and the Operating Partnership in qualifying to do business in all applicable jurisdictions in which the Company, the Operating Partnership or their subsidiaries do business, and ensure that the Company, the Operating Partnership and their respective subsidiaries obtain and maintain all applicable licenses;

(v) assist the Company and the Operating Partnership in complying with all regulatory requirements applicable to them with respect to their business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act, the Securities Act or the NYSE;

(w) if requested by the Company, provide, or cause another qualified third party to provide, such internal audit, compliance and control services as may be required for the Company, the Operating Partnership and their subsidiaries to comply with applicable law (including the Securities Act and the Exchange Act), regulation (including Securities and Exchange Commission regulations) and the rules and requirements of the NYSE or such other securities exchange on which the Shares are listed, and as otherwise requested by the Board;

(x) handle and resolve on behalf of the Company and the Operating Partnership (including their respective subsidiaries) all routine claims, disputes or controversies, including all routine litigation, arbitration, settlement or other proceedings or negotiations, in which the Company, the Operating Partnership or their respective subsidiaries may be involved or to which they may become subject, subject to such limitations or parameters as may be imposed from time to time by the Board; and

(y) use commercially reasonable efforts to cause the Company, the Operating Partnership and their respective subsidiaries to comply with all applicable laws.

Notwithstanding the foregoing, to the extent such duties may be delegated by an investment company consistent with Section 15 of the 1940 Act, the Advisor may delegate any of the foregoing duties to any Person so long as the Advisor remains responsible for the performance of the duties set forth in this Section 3; provided, however, that the delegation by the Advisor of any of the foregoing duties to another Person shall not result in an increased Administrative Fee, Management Fee or additional expenses payable hereunder.

4. Authority of Advisor.

(a) Pursuant to the terms of this Agreement (including the restrictions included in this Section 4 and in Section 8), and subject to the continuing and exclusive authority of the Board over the management of the Company, the Company, acting on the authority of the Board of Directors, hereby delegates to the Advisor the authority to perform the services described in Section 3.

(b) Notwithstanding anything herein to the contrary, the Advisor shall obtain the prior approval of the Board, any particular Directors specified by the Board or any committee of the Board, as the case may be, in connection with (i) any Investment for which the portion of the consideration paid out of the Company’s Equity (defined below) equals or exceeds $50,000,000, (ii) any investment that is inconsistent with the Company’s publicly disclosed Investment Guidelines as in effect from time to time, or, if none are then publicly disclosed, as otherwise adopted by the Board from time to time, or (iii) any engagement of Affiliated service providers on behalf of the Company or the Operating Partnership, which engagement terms will be negotiated on an arm’s length basis. “Equity” means the Company’s cash on hand, exclusive of the proceeds of any debt financing incurred or to be incurred in connection with the relevant Investment.

(c) If a transaction requires approval by the Independent Directors, the Advisor will deliver to the Independent Directors all documents and other information required by them to properly evaluate the proposed transaction.

(d) For the period and on the terms and conditions set forth in this Agreement, the Company, the Operating Partnership and each of their respective subsidiaries hereby constitutes, appoints and authorizes the Advisor as its true and lawful agent and attorney-in-fact, in its name, place and stead, to negotiate, execute, deliver and enter into agreements, instruments and authorizations on their behalf, on such terms and conditions as the Advisor, acting in its sole and absolute discretion, deems necessary or appropriate (subject to any limitations imposed by the Board). This power of attorney is deemed to be coupled with an interest.

5. No Partnership or Joint Venture. The parties to this Agreement are not partners or joint venturers with each other and nothing herein shall be construed to make them partners or joint venturers or impose any liability as such on either of them.

6. Bank Accounts. The Advisor may establish and maintain one or more bank accounts in its own name for the account of the Company or the Operating Partnership or in the name of the Company and the Operating Partnership and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Company or the Operating Partnership, consistent with the authority granted under Section 4 and in such other circumstances as the Board may approve, provided that no funds shall be commingled with the funds of the Advisor; and the Advisor shall upon request render appropriate accountings of such collections and payments to the Board and to the auditors of the Company.

7. Records; Access; Confidentiality. The Advisor shall maintain appropriate books of accounts and records of all its activities hereunder and make such records available for inspection by the Directors and by counsel, auditors and authorized agents of the Company, at any time and from time to time. The Advisor shall at all reasonable times have access to the books and records of the Company and the Operating Partnership. The Advisor shall keep confidential any and all information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement) to unaffiliated third parties except (i) with the prior written consent of the Board, (ii) to legal counsel, accountants or other professional advisors or consultants engaged by the Company, (iii) to appraisers, financing sources and others in the ordinary course of the Company’s business, (iv) to governmental officials having jurisdiction over the Company and the Operating Partnership (including their respective subsidiaries), (v) in connection with any governmental or regulatory filings of the Company, the Operating Partnership or of their subsidiaries, or disclosure or presentations to Company investors, (vi) as required by law or legal process to which the Advisor or any Person to whom disclosure is permitted hereunder is a party, or (vii) to the extent such information is otherwise publicly available through the actions of a Person other than the Advisor not resulting from Advisor’s violation of this Section 7. The confidentiality provisions of this Section 7 shall survive for a period of one year after the expiration or earlier termination of this Agreement.

8. Limitations on Activities. Notwithstanding anything herein to the contrary, the Advisor shall not intentionally or with gross negligence, reckless disregard or bad faith take any action that, would (a) adversely affect the maintenance of the Company’s qualification as a REIT under the Code, unless the Board has determined that the maintenance of the Company’s REIT qualification is not in the best interests of the Company and its Stockholders, (b) subject the Company to regulation under the 1940 Act, ~~except to the extent the Company and the Advisor have undertaken in this Agreement and the Articles of Incorporation to comply with Section 15 of the 1940 Act in connection with the entry into, continuation of, or amendment of this Agreement or any advisory agreement~~ (c) be contrary to or inconsistent with the Company’s Investment Guidelines or (d) violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company or its Shares, or otherwise not be permitted by the Articles of Incorporation or Bylaws, except if such action shall be ordered by the Board, in which case the Advisor shall notify promptly the Board of the Advisor’s judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board. In such event, the Advisor shall have no liability for acting in accordance with the specific instructions of the Board so given. The Advisor shall comply in all material respects with all applicable law and regulations, including, without limitation, applicable provisions of the Investment Advisers Act of 1940, as amended, and the regulations promulgated thereunder.

9. Compensation.

(a) During the term hereof, as the same may be extended from time to time, the Company shall pay the Advisor the Administrative Fee and the Management Fee. The Advisor shall compute each installment of the Administrative Fee and the Management Fee as promptly as possible after the end of the month with respect to which such installment is payable. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. A copy of the computations made by the Advisor to calculate such installment shall thereafter, for informational purposes only, promptly be delivered to the Board. The Administrative Fee and the Management Fee shall be paid in cash unless the Advisor elects, in its sole discretion, to receive all or a portion of the Administrative Fee and the Management Fee in Shares; provided, that (i) such election to receive all or a portion of the fees in Shares shall be made by notice to the Board (the “Election Notice”) at the time the Advisor delivers to the Board the computation of the Administrative Fee and the Management Fee for such month and (ii) the Advisor’s ability receive Shares in payment of all or a portion of the Administrative Fee and the Management Fee shall be subject to Section 9(c). To the extent that the Advisor elects to receive Shares in payment of all or a portion of the Administrative Fee or the Management Fee for any particular month, the number of Shares payable to the Advisor for such month shall equal (A) the dollar amount of the portion of the monthly installment of the Administrative Fee and the Management Fee payable in Shares (as set forth in the Election Notice) divided by (B) the VWAP per Share for the 10 trading days prior to the end of the month for which the Management Fee will be paid. The Management Fee shall be payable independent of the performance of the Company, the Operating Partnership or the Investments.

(b) In calculating the Administrative Fee and the Management Fee, the Company will categorize the Average Real Estate Assets into either Contributed Assets or New Assets. The Administrative Fee on the Contributed Assets may not exceed $890,000 in any calendar year. The Management Fee on the Contributed Assets may not exceed $4,500,000 in any calendar year. The Administrative Fee and the Management Fee on the portion of the Average Real Estate Assets categorized as New Assets will not be subject to any maximum amount in any calendar year. The Adviser may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis.

(c) The Advisor’s ability to receive Shares in payment of all or a portion of the Administrative Fee or the Management Fee due to the Advisor under this Agreement shall be subject to the following: (i) the ownership of such Shares by the Advisor shall not violate the limit on ownership of Shares set forth in the Articles of Incorporation or otherwise raise a material risk to the status of the Company as a REIT, after giving effect to any exception from such limit that the Board may grant to the Advisor or its Affiliates; and (ii) the Company’s issuance of such Shares to the Advisor shall comply with all applicable restrictions under the U.S. federal securities laws and the rules of the NYSE.

(d) The Company agrees to provide reasonable registration rights to the Advisor and its Affiliates in a form of registration rights agreement to be mutually agreed.

10. Expenses.

(a) In addition to the compensation paid to the Advisor pursuant to Section 9, the Company or the Operating Partnership shall pay directly or reimburse the Advisor for all of the documented Operating Expenses and Offering Expenses (together, “Expenses”) paid or incurred by the Advisor or its Affiliates in connection with the services it provides to the Company and the Operating Partnership pursuant to this Agreement. Any Expenses payable by the Company or reimbursable to the Advisor pursuant to this Agreement shall not be in amounts greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s length basis. Reimbursement of Operating Expenses under this Section 10, plus Administrative Fees and Management Fees under Section 9, may not exceed 1.5% of Average Real Estate Assets for any calendar year or portion thereof, provided, however, that this limitation will not apply to legal, accounting, financial, due diligence and other service fees incurred in connection with extraordinary litigation and mergers and acquisitions and other events outside the Company’s ordinary course of business or any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of Real Estate Assets.

(b) The Advisor shall prepare a statement documenting all Expenses incurred during each month, and shall deliver such statement to the Company within 15 business days after the end of each month. Expenses incurred by the Advisor on behalf of the Company and the Operating Partnership and payable pursuant to this Section 10 shall be reimbursed no later than the 15th business day immediately following the date of delivery of such statement of Expenses to the Company.

11. Other Services. Should the Board request that the Advisor or any director, officer or employee thereof render services for the Company and the Operating Partnership other than set forth in Section 3, such services shall be separately compensated at such customary rates and in such customary amounts as are agreed upon by the Advisor and the Board, including a majority of the Independent Directors, subject to the limitations contained in the Articles of Incorporation, and shall not be deemed to be services pursuant to the terms of this Agreement.

12. Other Activities of the Advisor. Except as set forth in this Section 12, nothing herein contained shall prevent the Advisor or any of its Affiliates from engaging in or earning fees from other activities, including, without limitation, the rendering of advice to other Persons (including other REITs) and the management of other programs advised, sponsored or organized by Highland or its Affiliates; nor shall this Agreement limit or restrict the right of any director, officer, member, partner, employee, or stockholder of the Advisor or its Affiliates to engage in or earn fees from any other business or to render services of any kind to any other partnership, corporation, firm, individual, trust or association and earn fees for rendering such services; provided, however, that the Advisor must devote sufficient resources to the Company’s business to discharge its obligations to the Company under this Agreement. The Advisor may, with respect to any investment in which the Company is a participant, also render advice and service to each and every other participant therein, and earn fees for rendering such advice and service. Specifically, it is contemplated that the Company may enter into Joint Ventures or other similar co-investment arrangements with certain Persons, and pursuant to the agreements governing such Joint Ventures or arrangements, the Advisor may be engaged to provide advice and service to such Persons, in which case the Advisor will earn fees for rendering such advice and service.

The Board acknowledges that the Advisor and its Affiliates are subject to various conflicts of interest, including without limitation, those set forth in the Registration Statement and the Advisor’s Form ADV. The Advisor shall report to the Board the existence of any condition or circumstance, existing or anticipated, of which it has knowledge, which creates or is reasonably likely to create a conflict of interest between the Advisor’s obligations to the Company and its obligations to or its interest in any other partnership, corporation, firm, individual, trust or association.

13. Term and Termination.

(a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Company’s Board of Directors, including approval by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, in each case in accordance with Section 15 of the 1940 Act, regardless of whether the 1940 Act is otherwise applicable to the Company; (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company and (3) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of NexPoint Credit Strategies Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 13(c), so long as such continuance is approved at least annually by either (a) ~~by either~~ the Company’s Board of Directors or ~~by~~(b) a

~~“~~vote ~~of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Company and (b) in either event, by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, in accordance with Section 15 of the 1940 Act.~~of the Company’s stockholders.

(b) Amendment. No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall ~~comply with, and~~ be approved ~~in accordance with, the requirements of Section 15 of the 1940 Act and any applicable rules thereunder, regardless of whether the 1940 Act is otherwise applicable to~~by either (a) the Company’s Board of Directors or (b) a vote of the Company’s stockholders.

(c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors, or by a ~~“~~vote ~~of a majority of the outstanding voting securities” (as defined in the 1940 Act)~~ of the Company’s stockholders, or by the Advisor, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

14. Payments and Duties Upon Termination.

(a) Amounts Owed. After the Effective Termination Date, the Advisor shall be entitled to receive from the Company or the Operating Partnership within 30 days after the effective date of such termination all amounts then accrued and owing to the Advisor.

(b) Advisor’s Duties. The Advisor shall promptly upon termination of this Agreement:

(i) pay over to the Company and the Operating Partnership all money collected and held for the account of the Company and the Operating Partnership pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;

(ii) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(iii) deliver to the Board all assets, including all Investments, and documents of the Company and the Operating Partnership then in the custody of the Advisor; and

(iv) reasonably cooperate with the Company and the Operating Partnership, at the Company’s expense, to provide an orderly management transition.

15. Limitation of Liability, Exculpation and Indemnification by the Company and Operating Partnership.

(a) Whether or not expressly provided in this Agreement, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Advisor or any of its respective Affiliates and their respective partners, members, officers, directors, employees and agents (including parties acting as agents for the execution of transactions) (each, a “Covered Person” and collectively, “Covered Persons”) shall be subject to the provisions of this Section.

(b) To the fullest extent permitted by law, no Covered Person shall be liable to the Company and the Operating Partnership (including but not limited to (i) any act or omission by any Covered Person in connection with the conduct of the business of the Company or the Operating Partnership, that is determined by such Covered Person in good faith to be in or not opposed to the best interests of the Company or the Operating Partnership, (ii) any act or omission by any Covered Person based on the suggestions of any professional advisor of the Company or the Operating Partnership whom such Covered Person believes is authorized to make such suggestions on behalf of the Company or the Operating Partnership, (iii) any act or omission by the Company or the Operating Partnership, or (iv) any mistake, negligence, misconduct or bad faith of any broker or other agent of the Company or the Operating Partnership selected by the Covered Person with reasonable care), unless any act or omission by such Covered Person constitutes bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties (as determined by a non-appealable judgment of a court or arbitration proceeding of competent jurisdiction).

(c) A Covered Person may consult with legal counsel or accountants selected by such Covered Person and any act or omission by such Covered Person on behalf of the Company or the Operating Partnership or in furtherance of the business of the Company or the Operating Partnership in good faith in reliance on and in accordance with the advice of such counsel or accountants shall be full justification for the act or omission, and such Covered Person shall be fully protected in so acting or omitting to act if the counsel or accountants were selected with reasonable care.

(d) To the fullest extent permitted by law, the Company or the Operating Partnership shall indemnify and save harmless Covered Persons, from and against any and all claims, liabilities, damages, losses, costs and expenses, including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and expenses of investigating or defending against any claim or alleged claim, of any nature whatsoever, known or unknown, liquidated or unliquidated, that are incurred by any Covered Person and arise out of or in connection with the business or investments of the Company or the Operating Partnership, or the performance by the Covered Person of its responsibilities hereunder, provided that the Covered Person shall not be entitled to indemnification hereunder to the extent the Covered Person’s conduct constitutes bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties (as determined by a non-appealable judgment of a court or arbitration proceeding of competent jurisdiction). The termination of any proceeding by settlement, judgment, order or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Covered Person’s conduct constituted bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties.

(e) Expenses incurred by a Covered Person in defense or settlement of any claim that shall be subject to a right of indemnification hereunder, shall be advanced by the Company or the Operating Partnership prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay the amount advanced to the extent that it shall be determined ultimately that the Covered Person is not entitled to be indemnified hereunder.

(f) The right of any Covered Person to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which the Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall be extended to the Covered Person’s successors, assigns and legal representatives.

(g) The provisions of this Section are expressly intended to confer benefits upon Covered Persons and such provisions shall remain operative and in full force and effect regardless of the expiration or any termination of this Agreement.

(h) No Covered Person shall be liable hereunder for any settlement of any action or claim effected without its written consent thereto.

16. Indemnification by the Advisor.

(a) The Advisor shall indemnify and hold harmless the Company and the Operating Partnership from all claims, liabilities, damages, losses, costs and expenses, including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and expenses of investigating or defending against any claim or alleged claim, of any nature whatsoever, known or unknown, liquidated or unliquidated, that are incurred by reason of the Advisor’s bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties; provided, however, that the Advisor shall not be held responsible for any action of the Board in following or declining to follow any written advice or written recommendation given by the Advisor.

(b) Notwithstanding anything in this Agreement to the contrary, the aggregate maximum amount that the Advisor may be liable to the Company or the Operating Partnership pursuant to this Agreement shall, to the extent not prohibited by law, never exceed the amount of the Management Fees received by the Advisor under this Agreement prior to the date that the acts or omissions giving rise to a claim for indemnification or liability shall have occurred. In no event shall the Advisor be liable for special, exemplary, punitive, indirect, or consequential loss, or damage of any kind whatsoever, including without limitation lost profits. The foregoing limitations shall not apply to the extent such damages are determined in a final binding non-appealable court or arbitration proceeding to result from the bad faith, fraud, willful misfeasance, intentional misconduct, gross negligence or reckless disregard of its duties of the Advisor.

(c) The provisions of this Section are expressly intended to confer benefits upon the Company and the Operating Partnership and such provisions shall remain operative and in full force and effect regardless of the expiration or any termination of this Agreement.

17. Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is required by the Articles of Incorporation, the Bylaws, or accepted by the party to whom it is given, and shall be given by being delivered by hand, by courier or overnight carrier or by registered or certified mail to the addresses set forth below:

To the Company:	NexPoint Residential Trust, Inc.
300 Crescent Court
Suite 700
Dallas, Texas 75201
Attention: Brian Mitts

with a copy to:

Jones Day
2727 N. Harwood Street
Dallas, Texas 75201
Attention: Charles T. Haag

To the Operating Partnership:	NexPoint Operating Partnership, LP
300 Crescent Court
Suite 700
Dallas, Texas 75201
Attention: Brian Mitts

with a copy to:

Jones Day
2727 N. Harwood Street
Dallas, Texas 75201
Attention: Charles T. Haag

To the Advisor:	NexPoint Real Estate Advisors, L.P.
300 Crescent Court
Suite 700
Dallas, Texas 75201
Attention: Brian Mitts

with a copy to:

Highland Capital Management, L.P.
300 Crescent Court
Suite 700
Dallas, Texas 75201
Attention: Thomas Surgent

Any party may at any time give notice in writing to the other parties of a change in its address for the purposes of this Section 17.

18. Modification. This Agreement shall not be amended, supplemented, modified, terminated, or discharged, in whole or in part, except by an instrument in writing signed by the parties hereto, or their respective successors or assignees.

19. Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

20. Governing Law; Arbitration. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect, without regard to the principles of conflicts of laws thereof. In the event there is an unresolved legal dispute between the parties and/or any of their respective officers, directors, partners, employees, agents, Affiliates or other representatives that involves legal rights or remedies arising from this Agreement, the parties agree to submit their dispute to binding arbitration under the authority of the Federal Arbitration Act; provided, however, that Highland or such applicable Affiliate thereof may pursue a temporary restraining order and/or preliminary injunctive relief in connection with any confidentiality covenants or agreements binding on the other party, with related expedited discovery for the parties, in a court of law, and, thereafter, require arbitration of all issues of final relief. The arbitration will be conducted by the American Arbitration Association, or another, mutually agreeable arbitration service. A panel of three arbitrators will preside over the arbitration and will together deliberate, decided and issue the final award. The arbitrators shall be duly licensed to practice law in the State of Texas. The discovery process shall be limited to the following: Each side shall be permitted no more than (i) two party depositions of six hours each (Each deposition is to be taken pursuant to the Texas Rules of Civil Procedure); (ii) one non-party deposition of six hours; (iii) twenty-five interrogatories; (iv) twenty-five requests for admission; (v) ten requests for production (In response, the producing party shall not be obligated to produce in excess of 5,000 total pages of documents. The total pages of documents shall include electronic documents); (vi) one request for disclosure pursuant to the Texas Rules of Civil Procedure. Any discovery not specifically provided for in this paragraph, whether to parties or non-parties, shall not be permitted. The arbitrators shall be required to state in a written opinion all facts and conclusions of law relied upon to support any decision rendered. The arbitrators will not have the authority to render a decision that contains an outcome determinative error of state or federal law, or to fashion a cause of action or remedy not otherwise provided for under applicable state or federal law. Any dispute over whether the arbitrators have failed to comply with the foregoing will be resolved by summary judgment in a court of law. In all other respects, the arbitration process will be conducted in accordance with the American Arbitration Association’s dispute resolution rules or other mutually agreeable, arbitration service rules. The party initiating arbitration shall pay all arbitration costs and arbitrator’s fees, subject to a final arbitration award on who should bear costs and fees. All proceedings shall be conducted in Dallas, Texas, or another mutually agreeable site. Each party shall bear its own attorneys fees, costs and expenses, including any costs of experts, witnesses and/or travel, subject to a final arbitration award on who should bear costs and fees. The duty to arbitrate described above shall survive the termination of this Agreement. Except as otherwise provided above, the parties hereby waive trial in a court of law or by jury. All other rights, remedies, statutes of limitation and defenses applicable to claims asserted in a court of law will apply in the arbitration.

21. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

22. No Waiver. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

23. Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

24. Headings. The titles of Sections and Subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

NEXPOINT RESIDENTIAL TRUST, INC.

By:
Name: Brian Mitts
Title: Chief Financial Officer, Executive
VP- Finance and Treasurer

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

By: NexPoint Residential Trust Operating Partnership GP, LLC., its general partner

By: NexPoint Residential Trust, Inc., its sole member

By:
Name: Brian Mitts
Title: Chief Financial Officer, Executive
VP- Finance and Treasurer

NEXPOINT REAL ESTATE ADVISORS, L.P.

By:
Name: Brian Mitts
Title: Chief Financial Officer and Executive VP-Finance

[Signature Page to Advisory Agreement]

EXHIBIT A

Description of Administration Services.

Advisor will perform the following administration services:

(i)	Prepare monthly transaction listings;

(ii)	Supply various normal and customary portfolio and Company statistical data as requested on an ongoing basis;

(iii)	Prepare for execution and file the Company’s Federal and state tax returns: prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations;

(iv)	Coordinate contractual relationships and communications between the Company and its contractual service providers;

(v)	Coordinate printing of the Company’s annual shareholder reports;

(vi)	Prepare income and capital gain distributions;

(vii)	Prepare the quarterly and annual financial statements;

(viii)	Monitor the Company’s compliance with the Internal Revenue Code of 1986, as amended, SEC reporting requirements;

(ix)	Prepare, coordinate with the Company’s counsel and coordinate the filing with the SEC: quarterly reports on Form 10-Q; annual reports on Form 10-K, in each case based upon information provided by the Company; assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the 1934 Act for the officers and directors of the Company, such filings to be based on information provided by those persons;

(x)	Assist in the preparation of notices of meetings of shareholders, coordinate preparation of proxy statements, including obtaining information required to be disclosed by applicable regulations and the engagement of proxy solicitors on behalf of the Company;

(xi)	Assist in obtaining directors’ and officers’/errors and omissions insurance policies for the Company, including evaluation of insurance carriers, recommending appropriate coverage levels and evaluating the costs thereof, as such policies are approved by the Company’s Board of Directors;

(xii)	Draft agendas and resolutions for quarterly and special board meetings;

(xiii)	Coordinate the preparation, assembly and posting of board materials;

(xiv)	Attend board meetings and draft minutes thereof;

(xv)	Maintain the Company’s calendar to assure compliance with various filing and board approval deadlines;

(xvi)	Assist the Company in the handling of SEC examinations and responses thereto;

(xvii)	If the chief executive officer or chief financial officer of the Company is required to provide a certification as part of the Company’s Form 10-Q or Form 10-K filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, Advisor will provide (to such person or entity as agreed between the Company and Advisor) a sub-certification in support of certain matters set forth in the aforementioned certification, such sub-certification to be in such form and relating to such matters as agreed between the Company and Advisor from time to time. Advisor shall be required to provide the subcertification only during the term of the Agreement and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other regulatory requirement;

(xviii)	Prepare and coordinate the Company’s state notice filings;

(xix)	Furnish the Company office space in the offices of Advisor, or in such other place or places as may be agreed from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs of the Company;

(xx)	Perform clerical, bookkeeping and other administrative services not provided by the Company’s other service providers;

(xxi)	Determine or oversee the determination of the Company’s Average Real Estate value in accordance with the Company’s policies as adopted from time to time by the Board of Directors;

(xxii)	Oversee the maintenance by the Company’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Company and maintain (or oversee maintenance by such other persons as approved by the Board of Directors) such other books and records required by law or for the proper operation of the Company;

(xxiii)	Prepare such information and reports as may be required by any stock exchange or exchanges on which the Company’s shares are listed;

(xxiv)	Determine the amounts available for distribution as dividends and distributions to be paid by the Company to its shareholders; calculate, analyze and prepare a detailed income analysis and forecast future earnings for presentation to the Board of Directors; prepare and arrange for dividend notices to shareholders, as applicable, and provide the Company’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Company’s dividend reinvestment plan, if any;

(xxv)	Serve as liaison between the Company and each of its service providers;

(xxvi)	Assist in monitoring and tracking the daily cash flows of the individual assets of the Company, as well as security position data of portfolio investments; assist in resolving any identified discrepancies with the appropriate third party, including the Company’s custodian, administrative agents and other service providers, through various means including researching available data via agent notices, financial news and data services, and other sources;

(xxvii)	Monitor compliance with leverage tests under the Company’s credit facility, if any, and communicate with leverage providers and rating agencies;

(xxviii)	Coordinate negotiation and renewal of credit agreements for presentation to the Board of Directors;

(xxix)	Coordinate negotiations of agreements with counterparties and the Company’s custodian for derivatives and similar transactions, as applicable;

(xxx)	Provide assistance with the closing of Real Estate Asset purchases and dispositions;

(xxxi)	Coordinate and oversee the provision of legal services to the Company;

(xxxii)	Cooperate with the Company’s independent registered public accounting firm in connection with audits and reviews of the Company’s financial statements, including interviews and other meetings, as necessary;

(xxxiii)	Provide Secretary and any Assistant Secretaries, Treasurer and any Assistant Treasurers and other officers for the Company as requested;

(xxxiv)	Develop or assist in developing guidelines and procedures to improve overall compliance by the Company;

(xxxv)	Determine and monitor expense accruals for the Company;

(xxxvi)	Authorize expenditures and approve bills for payment on behalf of the Company;

(xxxvii)	Monitor the number of shares of the Company registered and assist in the registration of additional shares, as necessary;

(xxxviii)	Exercise or procure the exercise of any rights of the Company with respect to any class action proceedings or other legal action concerning investments of the Company;

(xxxix)	Prepare such reports as the Board of Directors of the Company may request from time to time; and

(xl)	Perform such additional administrative duties relating to the administration of the Company as may subsequently be agreed upon in writing between the Company and Advisor.

NEXPOINT RESIDENTIAL TRUST, INC. 300 CRESCENT COURT, SUITE 700 DALLAS, TX 75201

You have the option to submit your proxy by the Internet, telephone or mail. Your vote does not count until we receive it.

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions, and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to NexPoint Residential Trust, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned the proxy card.

If you vote by telephone or Internet, do not mail back the proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEXPOINT RESIDENTIAL TRUST, INC.
The Board of Directors unanimously recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

1. Election of Directors	☐	☐	☐
Nominees:
01) James Dondero 04) Scott Kavanaugh 02) Brian Mitts 05) Arthur Laffer 03) Edward Constantino
The Board of Directors unanimously recommends a vote FOR the following proposals:
					For	Against	Abstain
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2016					☐	☐	☐

3.     To approve an amendment to the company’s Articles of Amendment and Restatement to remove a provision requiring the company to comply with certain director independence requirements of the Investment Company Act of 1940

					☐	☐	☐

4.     To approve an amendment to the company’s Articles of Amendment and Restatement to remove a provision requiring that any advisory agreement we enter into comply with certain requirements of the Investment Company Act of 1940

					☐	☐	☐

5.     To approve an amendment to the company’s Articles of Amendment and Restatement to remove a provision requiring that certain future amendments of the Articles of Amendment and Restatement be approved in accordance with the Investment Company Act of 1940*

					☐	☐	☐
6. To approve the NexPoint Residential Trust, Inc. 2016 Long Term Incentive Plan*					☐	☐	☐
7. To approve an amendment to the company’s advisory agreement*					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof

*  Proposal 5 is conditioned upon the approval of Proposal 3 and Proposal 4. If Proposal 3 and Proposal 4 are not approved, Proposal 5 will not have any effect. Proposal 6 and Proposal 7 are conditioned upon the approval of Proposal 4. If Proposal 4 is not approved, Proposal 6 and Proposal 7 will not have any effect.

For address changes and/or comments, please check this box and
write them on the back where indicated.	☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Note: Please make sure that you complete, sign and date your proxy card. Please sign exactly as your names(s) appear(s) on the account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date			Signature (Joint Owners)		Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and the 2016 Annual Report are available at www.proxyvote.com.

▼ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ▼

NEXPOINT RESIDENTIAL TRUST, INC.

ANNUAL MEETING OF STOCKHOLDERS – JUNE 15, 2016

This proxy is solicited on behalf of the Board of Directors of the Company

The undersigned stockholder of NexPoint Residential Trust, Inc., a Maryland corporation (the “Company”), having received notice of the 2016 Annual Meeting and management’s Proxy Statement therefor, the terms of each of which are incorporated by reference, and revoking all prior proxies, hereby appoint(s) Mr. Brian Mitts and Mr. Matt McGraner (with full power of substitution), as proxies of the undersigned to attend the 2016 Annual Meeting of Stockholders of the Company to be held on Wednesday, June 15, 2016 at             , Central time, at             , and any postponement or adjournment thereof, and to vote and act upon the matters listed on the reverse side in respect to all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7 AND IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2016 ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side) Continued and to be signed and dated on reverse side